   As filed with the Securities and Exchange Commission on December 8, 2000

                                               1933 Act Registration No. 333-___


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No. ____   [_] Post-Effective Amendment No.______


                    PAINEWEBBER PACE SELECT ADVISORS TRUST
              (Exact name of registrant as specified in charter)
                              51 West 52nd Street
                         New York, New York 10019-6114
                   (Address of principal executive offices)
      Registrant's telephone number, including area code: (212) 713-2000

                             AMY R. DOBERMAN, ESQ.
                    Mitchell Hutchins Asset Management Inc.
                    1285 Avenue of the Americas, 18th Floor
                           New York, New York 10019
                    (Name and address of agent for service)

                                  Copies to:


         JON S. RAND, ESQ.                        ARTHUR J. BROWN, ESQ.
     Willkie Farr & Gallagher                   Kirkpatrick & Lockhart LLP
        787 Seventh Avenue          1800 Massachusetts Avenue, N.W., 2/nd/ Floor
   New York, New York 10019-6099                  Washington D.C. 20036
     Telephone: (212) 821-8256                  Telephone: (202) 778-9000



Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PACE International Emerging Markets Equity Investments.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

                     PAINEWEBBER ASIA PACIFIC GROWTH FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                             December [ ], 2000

Dear Shareholder:

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Asia Pacific Growth Fund.

   We are seeking shareholder approval to merge Asia Pacific Growth Fund into PACE International Emerging Markets Equity Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Asia Pacific Growth Fund shares, and Asia Pacific Growth Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be lower than the current expenses of the corresponding class of Asia Pacific Growth Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained Schroder Investment Management North America Inc., an unaffiliated firm, to manage each Fund's assets. Although the two Funds have similar investment objectives in that each Fund seeks capital appreciation, they have different investment policies. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (except Japan), including stocks of companies in both developed and emerging market countries within that region. PACE International Emerging Markets Equity Fund invests primarily in stocks of companies in emerging market countries and is not limited to any one geographic region.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          Brian M. Storms
                                          President

             PAINEWEBBER ASIA PACIFIC GROWTH FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber Managed Investments Trust ("Managed Investments Trust"), on behalf of its series, PaineWebber Asia Pacific Growth Fund ("Asia Pacific Growth Fund"), unanimously approved the merger of Asia Pacific Growth Fund into PaineWebber PACE International Emerging Markets Equity Investments ("PACE International Emerging Markets Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can only occur if Asia Pacific Growth Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

   Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Board of Managed Investments Trust believe that Asia Pacific Growth Fund's most attractive and significant feature is its investment in stocks of companies in emerging market countries and that the Fund's shareholders will benefit from the merger because the combined Fund would have a larger asset base to invest in stocks of companies in emerging market countries and would have lower expenses. If the proposed merger does not occur, Mitchell Hutchins and the Board believe that Asia Pacific Growth Fund's small and declining asset base may make it increasingly difficult to manage efficiently and could adversely affect the Fund's prospects for successful performance over the long term.

   Asia Pacific Growth Fund started operations in March 1997, but its assets
never exceeded $    and have been relatively flat or declining over the past
[  ] months. As of November 30, 2000, the Fund's net assets were approximately
$    million. As a result of this relatively low and declining asset level, the Fund has been difficult to manage efficiently and its expenses have remained relatively high. Asia Pacific Growth Fund and PACE International Emerging Markets Equity Fund have similar investment objectives in that each Fund seeks capital appreciation, and each Fund's assets have been managed since its inception by the same sub-adviser, Schroder Investment Management North America Inc. ("SIMNA"), a firm that is not affiliated with Mitchell Hutchins. While both Funds invest in stocks of companies in emerging market countries, they do so to different extents and subject to different geographical parameters. PACE International Emerging Markets Equity Fund invests primarily in stocks of companies in emerging market countries and is not limited to any one geographic region. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (other than Japan), including stocks of companies in both developed and emerging market countries within that region. Although the universe of potential investments is thus different for the two Funds, SIMNA applies the same basic strategies in deciding which stocks to buy or sell for the two Funds. (See "Comparison of the Funds" on page [ ] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Mitchell Hutchins and Managed Investments Trust's Board believe that the merger would not materially adversely affect the shareholders of Asia Pacific Growth Fund notwithstanding the differences in the two Funds' investment policies. The combined Fund would invest primarily in stocks of companies in emerging market countries, which the Board and Mitchell Hutchins believe is Asia Pacific Growth Fund's most attractive and significant feature for its shareholders, and would have lower operating expenses.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE International Emerging Markets Equity Fund having a total value equal to the total value of your Asia Pacific Growth Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE International Emerging Markets Equity Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Asia Pacific Growth Fund.

IF I CURRENTLY ELECT TO RECEIVE MY ASIA PACIFIC GROWTH FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE International Emerging Markets Equity Fund shares, and that your basis for the PACE International Emerging Markets Equity Fund shares you receive in the merger will be the same as the basis for your Asia Pacific Growth Fund shares.

   Immediately prior to the merger, Asia Pacific Growth Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Asia Pacific Growth Fund shareholders. You should note, however, that both Funds expect to distribute their ordinary income for the calendar year and net gain, if any, for the one year period ending October 31, 2000. This distribution will be made regardless of whether the merger takes place because of the tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Asia Pacific Growth Fund, if the merger takes place, you may receive two distributions of ordinary income and net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   The post-merger combined Fund is expected to have overall operating expenses that are lower than the current operating expenses of Asia Pacific Growth Fund due to economies of scale and a lower management fee paid by PACE International Emerging Markets Equity Fund to Mitchell Hutchins. The overall operating expenses of PACE International Emerging Markets Equity Fund are also subject to a written management fee waiver and expense reimbursement agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Even absent that agreement, however, it is expected that the overall operating expenses of the combined Fund would be lower than the current operating expenses of Asia Pacific Growth Fund. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table"
on page [   ] of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND AND ASIA PACIFIC GROWTH FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Asia Pacific Growth Fund and the Class P shares of PACE International Emerging Markets Equity Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. The table for Asia Pacific Growth Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE International Emerging Markets Equity Fund does not reflect the maximum PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). The Class Y shares of Asia Pacific Growth Fund and the Class P shares of PACE International Emerging Markets Equity Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                                CLASS P    MSCI EMERGING
(INCEPTION DATE)                                    (8/24/95) MARKETS FREE INDEX
----------------                                    --------- ------------------
One Year...........................................   61.85%        66.41%
Life of Class......................................    5.08%         3.14%

ASIA PACIFIC GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                          MSCI ALL COUNTRY ASIA
CLASS              CLASS A   CLASS B   CLASS C   CLASS Y      PACIFIC FREE
(INCEPTION DATE)  (3/25/97) (3/25/97) (3/25/97) (3/13/98)   (EX-JAPAN) INDEX
----------------  --------- --------- --------- --------- ---------------------
One Year.........   59.90 %   60.97 %   65.11 %   67.72%          55.23%
Life of Class....   (2.51)%   (2.68)%   (1.58)%   20.68%              *

----------------
* Average annual total returns for the MSCI All Country Asia Pacific Free (ex-Japan) Index for the life of each class were as follows: Class A, Class B and Class C -- 0.37%, respectively, and Class Y -- 16.78%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Asia Pacific Growth Fund shareholder approval at the special meeting scheduled to be held on January 25, 2001.

CAN I SELL OR EXCHANGE MY ASIA PACIFIC GROWTH FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE International Emerging Markets Equity Fund, you are free to sell or exchange your Asia Pacific Growth Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Asia Pacific Growth Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                     PAINEWEBBER ASIA PACIFIC GROWTH FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 25, 2001

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Asia Pacific Growth Fund ("Asia Pacific Growth Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), will be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New
York, New York, 10019-6028, at [   ], Eastern time, for the following purpose:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Asia Pacific Growth Fund into PaineWebber PACE International Emerging Markets Equity Investments ("PACE International Emerging Markets Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Asia Pacific Growth Fund will transfer all its assets to PACE International Emerging Markets Equity Fund, which will assume all the stated liabilities of Asia Pacific Growth Fund, and PACE Trust will issue to each Asia Pacific Growth Fund shareholder the number of full and fractional shares of the applicable class of PACE International Emerging Markets Equity Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Asia Pacific Growth Fund.

   Shareholders of record as of the close of business on November 21, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Managed Investments Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Managed Investments Trust at any time before the proxy is exercised or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December [ ], 2000
51 West 52nd Street
New York, New York 10019-6114

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call 1-800-597-7836 and vote by telephone.

    If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                             VALID SIGNATURE
------------                                             ---------------
Corporate Accounts
  (1) ABC Corp..................................  ABC Corp.
                                                  John Doe, Treasurer
  (2) ABC Corp..................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer.........  John Doe
  (4) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership.......................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership......  Jane B. Smith, General Partner
Trust Accounts
  (1) ABC Trust Account.........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78.......  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
   John B. Smith, Jr.,
   UGMA/UTMA....................................  John B. Smith
  (2) Estate of John B. Smith...................  John B. Smith, Jr., Executor

                     PAINEWEBBER ASIA PACIFIC GROWTH FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

            PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER [ ], 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Asia Pacific Growth Fund ("Asia Pacific Growth Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), a Massachusetts business trust, to be held on January 25, 2001, at 1285 Avenue
of the Americas, 14th Floor, New York, New York, 10019-6028, at [   ], Eastern
time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Asia Pacific Growth Fund are being asked to consider and approve the following proposal:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Asia Pacific Growth Fund into PaineWebber PACE International Emerging Markets Equity Investments ("PACE International Emerging Markets Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Asia Pacific Growth Fund will transfer all its assets to PACE International Emerging Markets Equity Fund, which will assume all the stated liabilities of Asia Pacific Growth Fund, and PACE Trust will issue to each Asia Pacific Growth Fund shareholder the number of full and fractional shares of the applicable class of PACE International Emerging Markets Equity Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Asia Pacific Growth Fund.

   A form of the Plan is attached as Appendix A to this Proxy
Statement/Prospectus. THE BOARD OF TRUSTEES OF MANAGED INVESTMENTS TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF ASIA PACIFIC GROWTH FUND AND ITS SHAREHOLDERS. (Asia Pacific Growth Fund and PACE International Emerging Markets Equity Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Asia Pacific Growth Fund will transfer all its assets to PACE International Emerging Markets Equity Fund, which will assume all the stated liabilities of Asia Pacific Growth Fund, and PACE Trust will issue to each Asia Pacific Growth Fund shareholder the number of full and fractional shares of beneficial interest in the applicable class of PACE International Emerging Markets Equity Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Asia Pacific Growth Fund (the "Reorganization"). The value of each Asia Pacific Growth Fund shareholder's account with PACE International Emerging Markets Equity Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Asia Pacific Growth Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Asia Pacific Growth Fund will become shareholders of the corresponding class of shares of PACE International Emerging Markets Equity Fund. No sales charges will be assessed on the shares of PACE International Emerging Markets Equity Fund issued in connection with the Reorganization.

   PACE International Emerging Markets Equity Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE International Emerging Markets Equity Fund's investment objective is capital appreciation. PACE International Emerging Markets Equity Fund pursues its objective by investing primarily in stocks of companies domiciled in emerging market countries. The Fund generally defines emerging market countries as countries that are not included in the Morgan Stanley Capital International ("MSCI") World Index of major world economies.

   This Proxy Statement/Prospectus sets forth the information that a shareholder of Asia Pacific Growth Fund should know before voting on the proposal. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December [ ], 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE International Emerging Markets Equity Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Asia Pacific Growth Fund is included in its current Prospectus and SAI, each dated March 1, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Asia Pacific Growth Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 2000, and its Annual Report to Shareholders for the fiscal year ended October 31, 1999, are available without charge by writing either Asia Pacific Growth Fund or PACE International Emerging Markets Equity Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

   AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL 1: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
  The Proposed Reorganization............................................   2
  Comparative Fee Table..................................................   3
  Summary Comparison of the Funds........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
COMPARISON OF THE FUNDS..................................................   6
  Investment Objectives..................................................   6
  Investment Policies....................................................   6
  Operations of PACE International Emerging Markets Equity Fund Following
   the Reorganization....................................................   7
  Performance............................................................   8
  Sales Charges..........................................................  10
  Dividends and Other Distributions......................................  10
  Taxes..................................................................  10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE
 INTERNATIONAL EMERGING MARKETS EQUITY FUND..............................  10
  Flexible Pricing.......................................................  10
  Buying Shares..........................................................  14
  Selling Shares.........................................................  15
  Exchanging Shares......................................................  16
  Pricing and Valuation..................................................  17
MANAGEMENT...............................................................  18
  Investment Manager and Investment Adviser..............................  18
  Sub-Adviser............................................................  18
  Advisory Fees and Fund Expenses........................................  18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  19
  Reasons for the Reorganization.........................................  19
  Terms of the Reorganization............................................  21
  Description of Securities to be Issued.................................  22
  Temporary Waiver of Investment Restrictions............................  22
  Federal Income Tax Considerations......................................  22
  Required Vote..........................................................  23
ORGANIZATION OF THE FUNDS................................................  23
FINANCIAL HIGHLIGHTS.....................................................  24
CAPITALIZATION...........................................................  25
LEGAL MATTERS............................................................  26
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  26
EXPERTS..................................................................  26
OTHER INFORMATION........................................................  26
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
 TERMINATION............................................................. A-1
APPENDIX B: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............. B-1
APPENDIX C: MANAGEMENT'S DISCUSSION OF PACE INTERNATIONAL EMERGING
 MARKETS EQUITY FUND'S PERFORMANCE....................................... C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Asia Pacific Growth Fund, a series of Managed Investments Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Asia Pacific Growth Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or
(2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Asia Pacific Growth Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Managed Investments Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Managed Investments Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December
[   ], 2000. Shareholders of record as of the close of business on November
21, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record
Date, Asia Pacific Growth Fund had [   ] shares issued and outstanding,
consisting of [   ] Class A shares, [   ] Class B shares, [   ] Class C
shares, and [   ] Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. [Except as set forth in Appendix B,] as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any other person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

   Managed Investments Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Managed Investments Trust expects to solicit proxies by mail, telephone and via the internet. Managed Investments Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $7,500 for proxy solicitation services. Managed Investments Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                               AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Managed Investments Trust's Board believes that the proposed Reorganization will benefit Asia Pacific Growth Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and Managed Investments Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE International Emerging Markets Equity Fund of all of Asia Pacific Growth Fund's assets in exchange for PACE International Emerging Markets Equity Fund shares and the assumption by PACE International Emerging Markets Equity Fund of all of Asia Pacific Growth Fund's stated liabilities. Asia Pacific Growth Fund will then distribute the PACE International Emerging Markets Equity Fund shares to Asia Pacific Growth Fund's shareholders, by class, so that each Asia Pacific Growth Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE International Emerging Markets Equity Fund equal in aggregate NAV to the aggregate NAV of the shares of Asia Pacific Growth Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 9, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Asia Pacific Growth Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

   Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Asia Pacific Growth Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Asia Pacific Growth Fund prior to the Closing Date. See "Additional Information About the Reorganization--Federal Income Tax Considerations," below.

   For the reasons set forth below under "Additional Information About the Reorganization--Reasons for the Reorganization," the Board of Managed Investments Trust has determined that the Reorganization is in the best interests of Asia Pacific Growth Fund and that the interests of existing Asia Pacific Growth Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MANAGED INVESTMENTS TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Asia Pacific Growth Fund shares or PACE International Emerging Markets Equity Fund shares before the Reorganization and PACE International Emerging Markets Equity Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE International Emerging Markets Equity Fund and for the six months ended April 30, 2000 (annualized) for Asia Pacific Growth Fund. The pro forma information reflects the anticipated effects of the Reorganization as well as the proposed reorganization of PaineWebber Emerging Markets Equity Fund with PACE International Emerging Markets Equity Fund, which is expected to occur at approximately the same time as the Reorganization.

                                                                                             COMBINED PACE INTERNATIONAL
                                   ASIA PACIFIC GROWTH       PACE INTERNATIONAL EMERGING          EMERGING MARKETS
                                          FUND                   MARKETS EQUITY FUND           EQUITY FUND PRO FORMA*
                                 -----------------------   ------------------------------- -------------------------------
                                 CLASS CLASS CLASS CLASS    CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                                   A     B     C     Y        A       B       C       Y       A       B       C       Y
                                 ----- ----- ----- -----   ------- ------- ------- ------- ------- ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Charge (load)
 Imposed on Purchases (as a
 percentage of offering
 price).....................      4.5%  None  None  None    4.5%    None    None    None    4.5%    None    None    None
Maximum Deferred Sales
 Charge (load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is less).........      None    5%    1%  None    None      5%      1%    None    None      5%      1%    None
Exchange Fee................      None  None  None  None    None    None    None    None    None    None    None    None

ANNUAL FUND OPERATING EXPENSES (fees that are deducted from fund assets)
Management Fees**...........     1.20% 1.20% 1.20% 1.20%   1.10%   1.10%   1.10%   1.10%   1.10%   1.10%   1.10%   1.10%
Distribution and/or Service
 (12b-1) Fees...............     0.25% 1.00% 1.00%  None   0.25%   1.00%   1.00%    None   0.25%   1.00%   1.00%    None
Other Expenses***...........     0.91% 0.94% 0.89% 0.84%   0.66%   0.68%   0.67%   0.65%   0.61%   0.63%   0.62%   0.60%
                                 ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Total Annual Fund Operating
 Expenses...................     2.36% 3.14% 3.09% 2.04%   2.01%   2.78%   2.77%   1.75%   1.96%   2.73%   2.72%   1.70%
                                 ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======
Management Fee Waiver /
 Expense Reimbursements.....       N/A   N/A   N/A   N/A (0.25)% (0.25)% (0.25)% (0.25)% (0.20)% (0.20)% (0.20)% (0.20)%
                                 ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Net Expenses+...............     2.36% 3.14% 3.09% 2.04%   1.76%   2.53%   2.52%   1.50%   1.76%   2.53%   2.52%   1.50%
                                 ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======

----------------
* The pro forma expense information assumes that shareholders of Asia Pacific Growth Fund and PaineWebber Emerging Markets Equity Fund approve the proposed reorganizations. If shareholders of Asia Pacific Growth Fund approve the Reorganization and shareholders of PaineWebber Emerging Markets Equity Fund do not approve its reorganization, the pro forma "Net Expenses" for each class of shares of the combined Fund would be the same as shown above due to the management fee waiver and expense reimbursement arrangement in effect for PACE International Emerging Markets Equity Fund.

** For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

*** "Other Expenses" for PACE International Emerging Markets Equity Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class. "Other Expenses" for each class of the combined Fund are based on the combined assets of Asia Pacific Growth Fund, PaineWebber Emerging Markets Equity and PACE International Emerging Markets Equity Fund.

+ PACE Trust and Mitchell Hutchins have entered into a written management fee waiver and expense reimbursement agreement with respect to PACE International Emerging Markets Equity Fund under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the sum of 1.50% (the expense cap for the Fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the class. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two year period when PACE International Emerging Markets Equity Fund's and the combined Fund's expenses are lower due to the agreement with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                          3      5
                                                 1 YEAR YEARS  YEARS  10 YEARS
                                                 ------ ------ ------ --------
ASIA PACIFIC GROWTH FUND
Class A.........................................  $678  $1,153 $1,654  $3,025
Class B (assuming sale of all shares at end of
 period)........................................   817   1,269  1,845   3,104
Class B (assuming no sale of shares)............   317     969  1,645   3,104
Class C (assuming sale of all shares at end of
 period)........................................   412     954  1,620   3,402
Class C (assuming no sale of shares)............   312     954  1,620   3,402
Class Y.........................................   207     640  1,098   2,369
PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND
Class A.........................................  $621  $1,005 $1,439  $2,643
Class B (assuming sale of all shares at end of
 period)........................................   756   1,114  1,624   2,717
Class B (assuming no sale of shares)............   256     814  1,424   2,717
Class C (assuming sale of all shares at end of
 period)........................................   355     811  1,419   3,062
Class C (assuming no sale of shares)............   255     811  1,419   3,062
Class Y.........................................   153     501    901   2,020
PRO FORMA PACE INTERNATIONAL EMERGING MARKETS
 EQUITY FUND
Class A.........................................  $621  $1,000 $1,423  $2,601
Class B (assuming sale of all shares at end of
 period)........................................   756   1,108  1,608   2,675
Class B (assuming no sale of shares)............   256     808  1,408   2,675
Class C (assuming sale of all shares at end of
 period)........................................   355     805  1,403   3,021
Class C (assuming no sale of shares)............   255     805  1,403   3,021
Class Y.........................................   153     496    884   1,974

SUMMARY COMPARISON OF THE FUNDS

Investment Objectives and Policies

   The Funds have similar investment objectives and overall risk characteristics. Each Fund seeks capital appreciation. However, while both Funds invest in stocks of companies in emerging market countries, they do so to different extents and subject to different geographical parameters. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (other than Japan), including stocks of companies in developed and emerging market countries within that region. PACE International Emerging Markets Equity Fund invests primarily in stocks of companies domiciled in emerging market countries and is not limited to any one geographic region.

Investment Advisory Services

   Mitchell Hutchins has served as investment manager and administrator for PACE International Emerging Markets Equity Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of those sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-adviser -- Schroder Investment Management North America Inc. ("SIMNA") -- has managed the Fund's investment portfolio since its inception.

   Mitchell Hutchins has served as investment adviser and administrator for Asia Pacific Growth Fund since its inception in March 1997. SIMNA also has served as the Fund's sub-adviser and managed its investment portfolio since its inception.

Purchase and Redemption Procedures

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE International Emerging Markets Equity Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE International Emerging Markets Equity Fund's Class A, Class B, Class C and Class Y shares would be the same as those currently in effect for the corresponding classes of shares of Asia Pacific Growth Fund. You may exchange Class A, Class B or Class C shares of PACE International Emerging Markets Equity Fund for shares of the same class of most other PACE funds or of PaineWebber Money Market Fund. Exchanges between other PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to similar risk factors associated with their investments in foreign equities. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   Equity Risk -- The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of its investment in a company's stock.

   Foreign Investing and Emerging Markets Risks -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

   Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

   Geographic and Regional Concentration Risk -- PACE International Emerging Markets Equity Fund will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the Fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (excluding Japan). Factors affecting this region will affect the value of the Fund's investments more than if the Fund invested in several geographic areas. The Asia Pacific Region countries in which the Fund invests generally have less stable economies, stock markets, currencies and political systems than countries of Europe or North America. Also, countries in the Asia Pacific Region generally are heavily dependent on international trade and on the availability of foreign capital. This makes these countries more subject to external influences.

   Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of the portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the value of the assets being hedged.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives in that each seeks capital appreciation. PACE International Emerging Markets Equity Fund's investment objective is capital appreciation, while Asia Pacific Growth Fund's investment objective is long-term capital appreciation.

INVESTMENT POLICIES

   The Funds have different investment policies. Although both Funds invest in stocks of companies in emerging market countries, they do so to different extents and subject to different geographical parameters. Asia Pacific Growth Fund invests primarily in stocks of companies domiciled in the Asia Pacific Region (other than Japan), including stocks of companies domiciled in developed and emerging market countries within that region. PACE International Emerging Markets Equity Fund invests primarily in stocks of companies domiciled in emerging market countries and is not limited to any one geographic region.

   PACE International Emerging Markets Equity Fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. Countries included in this index may be considered emerging markets based on current political and economic factors. For example, SIMNA has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of PACE International Emerging Markets Equity Fund's eligible investments. PACE International Emerging Markets Equity Fund may not always diversify its investments on a geographic basis among emerging market countries.

   In selecting investments for each Fund, SIMNA focuses on companies that it believes have a sustainable competitive advantage and growth potential that is undervalued by other investors. SIMNA allocates PACE International Emerging Markets Equity Fund's assets among emerging market countries, and Asia Pacific Growth Fund's assets among Asia Pacific Region countries, based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities within a country to buy or sell for each Fund, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins. SIMNA's evaluation of securities reflects information available from the extensive network of locally based analysts maintained by SIMNA and its affiliates. SIMNA generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

   Debt Securities. PACE International Emerging Markets Equity Fund may invest up to 35% of its total assets in bonds, including up to 10% of its total assets in bonds (including convertible bonds) that are below investment grade. Asia Pacific Growth Fund may invest up to 10% of its total assets in convertible and non-convertible bonds (which may be below investment grade) of governmental or private issuers in the Asia Pacific Region. Below investment grade securities are commonly known as "junk bonds."

   Derivatives. The Funds have identical policies with respect to the use of options, futures contracts, forward currency contracts, and other derivatives. Each Fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.

   Temporary Defensive Positions; Cash Reserves. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE International Emerging Markets Equity Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE International Emerging Markets Equity Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   Other Investment Policies. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. PACE International Emerging Markets Equity Fund and Asia Pacific Growth Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% and 33 1/3% of each Fund's respective total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest, to a limited extent, in securities of other investment companies and may sell short "against the box."

   Portfolio Turnover. Each Fund may engage in frequent trading to achieve its investment objectives. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Asia Pacific Growth Fund for the six months ended April 30, 2000 (annualized) and the last two fiscal years ended October 31, 1999 and 1998, were 28%, 70% and 59%, respectively, while the portfolio turnover rates for PACE International Emerging Markets Equity Fund's last two fiscal years ended July 31, 2000 and 1999, were 115% and 66%, respectively.

OPERATIONS OF PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND FOLLOWING THE REORGANIZATION

   It is not expected that PACE International Emerging Markets Equity Fund will revise any of its policies following the Reorganization to reflect those of Asia Pacific Growth Fund. SIMNA has reviewed Asia Pacific Growth Fund's current portfolio and determined that Asia Pacific Growth Fund's holdings of stocks of companies in emerging market countries generally are compatible with PACE International Emerging Markets Equity Fund's portfolio. However, Asia Pacific Growth Fund holds securities of companies in developed markets within the Asia Pacific Region that are not appropriate investments for PACE International Emerging Markets Equity Fund. In addition, some emerging markets countries (including India, Korea, Malaysia and Taiwan) do not permit ownership of securities to be transferred from one fund to another as part of a reorganization. If shareholders of Asia Pacific Growth Fund approve the Reorganization, all these securities will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales reinvested in assets that are consistent with the holdings of PACE International Emerging Markets Equity Fund or held in temporary investments until after the Reorganization is effected. As of November 30, 2000, Asia Pacific Growth Fund's investments in these securities represented approximately [ ]% of its total portfolio. The relative portion of Asia Pacific Growth Fund's assets represented by these investments may change depending on changes in market conditions.

   The need for Asia Pacific Growth Fund to dispose of assets in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time, and could result in Asia Pacific Growth Fund's realizing gains (or losses) that would not otherwise have been realized.
[Because the Fund [had approximately $   million in capital loss carryforwards
as of November 30, 2000] [has significant capital loss carryforwards] to offset any realized capital gains, the liquidation of these assets is not expected to result in any significant additional distributions to the Fund's shareholders.] It is also expected that some of Asia Pacific Growth Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE International Emerging Markets Equity Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE International Emerging Markets Equity Fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE International Emerging Markets Equity Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table also does not reflect the maximum annual PACESM Select Advisors Program fee applicable only to Class P shares.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Asia Pacific Growth Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE International Emerging Markets Equity Fund.

   The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the MSCI All Country Asia Pacific Free (ex-Japan) Index for Asia Pacific Growth Fund and the MSCI Emerging Markets Free Index for PACE International Emerging Markets Equity Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

   Each Fund's past performance does not necessarily indicate how it will perform in the future.

PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND -- TOTAL RETURN ON CLASS P
SHARES



                                    [GRAPH]

                                1996      8.52%
                                1997     -4.72%
                                1998    -24.43%
                                1999     61.85%

                                 Calendar Year


Total return January 1 to September 30, 2000 -- (24.35)%
Best quarter during years shown: 4th quarter, 1999 -- 27.14%
Worst quarter during years shown: 3rd quarter, 1998 -- (21.52)%

PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                           MSCI ALL COUNTRY ASIA
CLASS                          CLASS P    MSCI EMERGING      PACIFIC FREE (EX-
(INCEPTION DATE)              (8/24/95) MARKETS FREE INDEX     JAPAN) INDEX
----------------              --------- ------------------ ---------------------
One Year.....................   61.85%        66.41%               55.23%
Life of Class................    5.08%         3.14%                1.62%

ASIA PACIFIC GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                                 MSCI ALL COUNTRY  MSCI EMERGING
CLASS                     CLASS A   CLASS B   CLASS C   CLASS Y  ASIA PACIFIC FREE MARKETS FREE
(INCEPTION DATE)         (3/25/97) (3/25/97) (3/25/97) (3/13/98) (EX-JAPAN) INDEX      INDEX
----------------         --------- --------- --------- --------- ----------------- -------------
One Year................   59.90%    60.97%    65.11%    67.72%        55.23%          66.41%
Life of Class...........  (2.51)%   (2.68)%   (1.58)%    20.68%            *               *

----------------
* Average annual total returns for the MSCI All Country Asia Pacific Free (ex-Japan) Index and MSCI Emerging Markets Free Index for the life of each class were as follows: Class A, Class B and Class C -- 0.37% and (0.49)%, respectively, and Class Y -- 16.78% and 11.49%, respectively.

SALES CHARGES

   No sales charges apply when Asia Pacific Growth Fund shareholders receive shares of PACE International Emerging Markets Equity Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   Each Fund normally declares and pays dividends and distributes substantially all of its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE International Emerging Markets Equity Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE International Emerging Markets Equity Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Asia Pacific Growth Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Asia Pacific Growth Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you annually how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
           SHARES OF PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND

FLEXIBLE PRICING

   PACE International Emerging Markets Equity Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE International Emerging Markets Equity Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially identical to the corresponding classes of shares and related procedures of Asia Pacific Growth Fund. Prior to November 27, 2000, PACE International Emerging Markets Equity Fund offered only Class P shares, which are available only to participants in the PaineWebber PACE SM Select Advisors Program.

   No sales charges apply when Asia Pacific Growth Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE International Emerging Markets Equity Fund as part of the Reorganization. PACE International Emerging Markets Equity Fund is offering its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE International Emerging Markets Equity Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for Asia Pacific Growth Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges are described in the following table.

CLASS A SALES CHARGES

                          SALES CHARGE AS A PERCENTAGE OF:  REALLOWANCE TO SELECTED DEALERS
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED AS PERCENTAGE OF OFFERING PRICE*
--------------------     -------------- ------------------- --------------------------------
Less than $50,000.......      4.50%            4.71%                      4.25%
$50,000 to $99,999......      4.00             4.17                       3.75
$100,000 to $249,999....      3.50             3.63                       3.25
$250,000 to $499,999....      2.50             2.56                       2.25
$500,000 to $999,999....      1.75             1.78                       1.50
$1,000,000 and over
 (1)....................      None             None                       1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.
(2) Mitchell Hutchins pays 1% to the dealer.

* For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

   Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

    .  your spouse, parents or children under age 21;

    .  your Individual Retirement Accounts (IRAs);

    .  certain employee benefit plans, including 401(k) plans;

    .  a company that you control;

    .  a trust that you created;

    . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

    .  accounts with the same adviser.

   You may qualify for a complete waiver of the sales charge if you:

    . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

           -- you were the Financial Advisor's client at the competing brokerage firm;

           -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

           -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

   Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                         PERCENTAGE BY WHICH THE
                                                            SHARES' NET ASSET
   IF YOU SELL SHARES WITHIN:                             VALUE IS MULTIPLIED:
   --------------------------                            -----------------------
   1st year since purchase..............................             5%
   2nd year since purchase..............................             4
   3rd year since purchase..............................             3
   4th year since purchase..............................             2
   5th year since purchase..............................             2
   6th year since purchase..............................             1
   7th year since purchase..............................          None

   We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE International Emerging Markets Equity Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Asia Pacific Growth Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Asia Pacific Growth Fund.

   To minimize your deferred sales charge, we will assume that you are selling:

     .  First, Class B shares representing reinvested dividends, and

     .  Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

     .  You participate in the Systematic Withdrawal Plan;

    . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

     .  You receive a tax-free return of an excess IRA contribution;

     . You receive a tax-qualified retirement plan distribution following retirement;

    . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

     . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE International Emerging Markets Equity Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Asia Pacific Growth Fund and any other PaineWebber fund whose shares you exchanged for Class C shares of Asia Pacific Growth Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

     .  Buy shares through PaineWebber's PACESM Multi Advisor Program;

     .  Buy $10 million or more of PaineWebber fund shares at any one time;

     . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

     . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

     . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   You do not have to complete an application when you make additional investments in the Fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

Minimum Investments

To open an account.......................... $1,000
To add to an account........................ $  100

   The Fund may waive or reduce these amounts for:

     .  Employees of PaineWebber or its affiliates; or

     . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

Frequent Trading. The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations-- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

     .  Your name and address;

     .  The Fund's name;

     .  The Fund account number;

     .  The dollar amount or number of shares you want to sell; and

    . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

   Mail the letter to:

       PFPC Inc.
       Attn.: PaineWebber Mutual Funds
       P.O. Box 8950
       Wilmington, DE 19899.

   If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

     .  Your name and address;

     . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

     .  Your account number;

     . How much you are exchanging (by dollar amount or by number of shares to be sold); and

     . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

       PFPC Inc.
       Attn.: PaineWebber Mutual Funds
       P.O. Box 8950
       Wilmington, DE 19899.

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

   Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

   The Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The Fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell Fund shares. If the Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

                                   MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins serves as the investment manager or investment adviser and as administrator of both Funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

   As investment manager for PACE International Emerging Markets Equity Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers. PACE Trust has received an exemptive order from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

   As investment adviser for Asia Pacific Growth Fund, Mitchell Hutchins recommends sub-advisers to the Board of Managed Investments Trust and monitors and reviews the performance of those sub-advisers.

SUB-ADVISER

   SIMNA manages the assets of each Fund. SIMNA is located at 787 Seventh Avenue, New York, New York 10019. SIMNA and its affiliates have developed an expertise in emerging markets investments. As of June 30, 2000, SIMNA had approximately $46 billion in assets under management. As of the same date, SIMNA's ultimate parent, Schroders plc, and its affiliates collectively had approximately $217 billion in assets under management.

   All investment decisions for PACE International Emerging Markets Equity Fund are made by SIMNA's emerging markets investment committee. The investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for economic analysis and strategy and global stock and sector selection.

ADVISORY FEES AND FUND EXPENSES

   PACE International Emerging Markets Equity Fund pays fees to Mitchell Hutchins for management and administrative services at the combined annual contract rate of 1.10% of average daily net assets. This combined fee includes an annual contract rate of 0.90% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE International Emerging Markets Equity Fund paid Mitchell Hutchins at the lower effective rate of 0.85% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee. Asia Pacific Growth Fund paid fees to Mitchell Hutchins for investment advisory and administrative services for the Fund's fiscal year ended October 31, 1999 at the annual rate of 1.20% of the Fund's average daily net assets.

   Mitchell Hutchins anticipates that shareholders of each class of shares of Asia Pacific Growth Fund who will become shareholders of the corresponding class of shares of PACE International Emerging Markets Equity Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Asia Pacific Growth Fund due to economies of scale and the lower management fee paid by PACE International Emerging Markets Equity Fund to Mitchell Hutchins. The overall operating expenses of PACE International Emerging Markets Equity Fund are also subject to a written management fee waiver and expense reimbursement agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Even absent that agreement, however, it is expected that the overall operating expenses for each class of shares of the combined Fund would be lower than the current expenses of the corresponding class of shares of Asia Pacific Growth Fund.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   Managed Investments Trust's Board approved the proposed Reorganization at a meeting held on October 6, 2000. As described more fully below, the Board and Mitchell Hutchins believe that Asia Pacific Growth Fund's most attractive and significant feature for its shareholders is the Fund's investment in stocks of companies in emerging market countries. The Board and Mitchell Hutchins concluded that the Fund's shareholders would benefit from the Reorganization because the combined Fund would have a larger asset base to invest in stocks of companies in emerging market countries and would have lower expenses. The Board and Mitchell Hutchins also noted that Asia Pacific Growth Fund's relatively small and declining asset base may make it increasingly difficult to manage efficiently and could adversely affect the Fund's prospects for successful performance over the long term.

   At the meeting of Managed Investments Trust's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Asia Pacific Growth Fund, would be served by continuing to operate the funds under their current arrangements. For Asia Pacific Growth Fund, Mitchell Hutchins' review included a possible reorganization into another PaineWebber fund. Mitchell Hutchins noted that the assets of Asia Pacific Growth Fund, which
commenced operations in March 1997, have never exceeded $[   ] million and
have been relatively flat or declining over the past [   ] months. As of
November 30, 2000, the Fund's net assets were approximately $[   ] million. As
a result of these relatively low and declining asset levels, the Fund has been difficult to manage efficiently and its expenses have remained relatively high.

   Mitchell Hutchins also noted that PACE International Emerging Markets Equity Fund and Asia Pacific Growth Fund have similar investment objectives in that each seeks capital appreciation. Mitchell Hutchins also noted that both Funds invest in stocks of companies in emerging market countries and that each Fund's assets have been managed since its inception by SIMNA. Mitchell Hutchins pointed out, however, that there are significant differences in the two Fund's investment policies. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (other than Japan), including stocks of companies in developed and emerging market countries within that region. PACE International Emerging Markets Equity Fund invests primarily in stocks of companies in emerging market countries and is not limited to any one geographic region. Although the universe of potential investments is thus different for the two Funds, SIMNA applies the same basic investment strategies in deciding which stocks to buy or sell for the two Funds. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of each Fund.)

   Mitchell Hutchins stated its belief that the Asia Pacific Growth Fund's most attractive and significant feature for its shareholders was its investment in companies in emerging markets. As a result, Mitchell Hutchins believed that the proposed Reorganization would likely benefit Asia Pacific Growth Fund's shareholders because the combined Fund would have a larger asset base to invest in these securities and thus greater opportunities to diversify investments. Mitchell Hutchins noted that the combined Fund also would have lower expenses. Mitchell Hutchins also stated its belief that the Reorganization would not materially adversely affect the shareholders of Asia Pacific Growth Fund notwithstanding the differences in the two Fund's investment policies.

   Mitchell Hutchins noted that the investment management and administration fee currently paid by PACE International Emerging Markets Equity Fund is less than that currently paid by Asia Pacific Growth Fund. In addition, Mitchell Hutchins informed the Board of Managed Investments Trust that it anticipated that current shareholders of each class of shares of Asia Pacific Growth Fund who will become shareholders of PACE International Emerging Markets Equity Fund if the Reorganization is approved will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Asia Pacific Growth Fund due to economies of scale and the lower management fee of PACE International Emerging Markets Equity Fund. While the overall operating expenses of PACE International Emerging Markets Equity Fund are subject to a written management fee waiver and expense reimbursement agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002, Mitchell Hutchins noted that the overall operating expenses of the combined Fund would be lower than the current expenses of Asia Pacific Growth Fund even without this agreement. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Mitchell Hutchins also noted that PACE International Emerging Markets Equity Fund has the additional flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide, without the cost or delay of needing first to obtain approval by a vote of the shareholders of PACE International Emerging Markets Equity Fund.

   Finally, Mitchell Hutchins reviewed with the Board of Managed Investments Trust the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Asia Pacific Growth Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE International Emerging Markets Equity Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Managed Investments Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Asia Pacific Growth Fund will include the holding period for the shares of Asia Pacific Growth Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Asia Pacific Growth Fund.

   As part of its consideration, the Board of Managed Investments Trust examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE International Emerging Markets Equity Fund and that expense ratio relative to Asia Pacific Growth Fund's current expense ratio; (4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Asia Pacific Growth Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Asia Pacific Growth Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and SIMNA; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of Managed Investments Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Asia Pacific Growth Fund and that the interests of existing Asia Pacific Growth Fund shareholders will not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MANAGED INVESTMENTS TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF ASIA PACIFIC GROWTH FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of the form of which is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE International Emerging Markets Equity Fund's acquiring on the Closing Date all the assets of Asia Pacific Growth Fund in exchange solely for PACE International Emerging Markets Equity Fund shares and PACE International Emerging Markets Equity Fund's assumption of all of Asia Pacific Growth Fund's stated liabilities and (2) the distribution of those shares to Asia Pacific Growth Fund shareholders. Asia Pacific Growth Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE International Emerging Markets Equity Fund will assume from Asia Pacific Growth Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Asia Pacific Growth Fund's most recent annual and semi-annual financial statements, or incurred by Asia Pacific Growth Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"). Asia Pacific Growth Fund agreed in the plan to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE International Emerging Markets Equity Fund and the NAV per share of each class of PACE International Emerging Markets Equity Fund shares will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE International Emerging Markets Equity Fund's then-current Prospectus and SAI. These procedures are identical to those used by Asia Pacific Growth Fund and described in its current Prospectus and SAI. Asia Pacific Growth Fund's NAV will be the value of the Assets to be acquired by PACE International Emerging Markets Equity Fund, less the amount of the Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Asia Pacific Growth Fund will distribute to its shareholders of record as of the Effective Time the PACE International Emerging Markets Equity Fund shares it receives, by class, so that each Asia Pacific Growth Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE International Emerging Markets Equity Fund equal in aggregate NAV to the shareholder's shares in Asia Pacific Growth Fund. That distribution will be accomplished by opening accounts on the books of PACE International Emerging Markets Equity Fund in the names of Asia Pacific Growth Fund's shareholders and crediting those accounts with the appropriate number of PACE International Emerging Markets Equity Fund shares. Fractional shares of PACE International Emerging Markets Equity Fund will be rounded to the third decimal place.

   The NAV per share of PACE International Emerging Markets Equity Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Emerging Markets Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Asia Pacific Growth Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Asia Pacific Growth Fund will continue to operate as a series of Managed Investments Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE International Emerging Markets Equity Fund is authorized to issue an unlimited amount of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE International Emerging Markets Equity Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and other distributions will appropriately reflect expenses allocated to a particular class. Shares of PACE International Emerging Markets Equity Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Asia Pacific Growth Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Managed Investments Trust and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE International Emerging Markets Equity Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by Asia Pacific Growth Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Asia Pacific Growth Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Asia Pacific Growth Fund will recognize no gain or loss on its transfer of the Assets to PACE International Emerging Markets Equity Fund in exchange solely for PACE International Emerging Markets Equity Fund shares and PACE International Emerging Markets Equity Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Asia Pacific Growth Fund's shareholders in constructive exchange for their Asia Pacific Growth Fund shares;

     (3) PACE International Emerging Markets Equity Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

     (4) PACE International Emerging Markets Equity Fund's basis in the Assets will be the same as Asia Pacific Growth Fund's basis therein immediately before the Reorganization, and PACE International Emerging Markets Equity Fund's holding period for the Assets will include Asia Pacific Growth Fund's holding period therefor;

     (5) An Asia Pacific Growth Fund shareholder will recognize no gain or loss on the constructive exchange of all its Asia Pacific Growth Fund shares solely for PACE International Emerging Markets Equity Fund shares pursuant to the Reorganization; and

     (6) An Asia Pacific Growth Fund shareholder's aggregate basis in the PACE International Emerging Markets Equity Fund shares it receives in the Reorganization will be the same as the aggregate basis for its Asia Pacific Growth Fund shares it constructively surrenders in exchange for those PACE International Emerging Markets Equity Fund shares, and its holding period for those PACE International Emerging Markets Equity Fund shares will include its holding period for those Asia Pacific Growth Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE International Emerging Markets Equity Fund after the Reorganization of any pre-Reorganization capital losses realized by Asia Pacific Growth Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Asia Pacific Growth Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE International Emerging Markets Equity Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was organized as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Asia Pacific Growth Fund commenced operations on March 25, 1997 as a diversified series of Managed Investments Trust. Managed Investments Trust was organized as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of Managed Investments Trust, as a Massachusetts business trust, are governed by its Amended and Restated Declaration of Trust, Amended and Restated By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE International Emerging Markets Equity Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE International Emerging Markets Equity Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                PACE INTERNATIONAL EMERGING MARKETS EQUITY
                                               INVESTMENTS
                              --------------------------------------------------
                                    FOR THE YEARS ENDED
                                         JULY 31,                 FOR THE PERIOD
                              ----------------------------------  ENDED JULY 31,
                               2000     1999     1998     1997        1996+
                              -------  -------  -------  -------  --------------
Net asset value, beginning
 of period..................  $ 12.05  $ 10.41  $ 15.60  $ 12.49     $ 12.00
                              -------  -------  -------  -------     -------
Net investment income
 (loss).....................    (0.01)    0.09     0.09     0.06        0.07
Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency...................     0.02     1.62    (5.23)    3.09        0.44
                              -------  -------  -------  -------     -------
Net increase (decrease) from
 investment operations......     0.01     1.71    (5.14)    3.15        0.51
                              -------  -------  -------  -------     -------
Dividends from net
 investment income..........    (0.10)   (0.07)   (0.05)   (0.04)      (0.02)
                              -------  -------  -------  -------     -------
Net asset value, end of
 period.....................  $ 11.96  $ 12.05  $ 10.41  $ 15.60     $ 12.49
                              =======  =======  =======  =======     =======
Total investment return
 (1)........................   (0.02)%   16.66% (32.99)%   25.31%       4.23%
                              =======  =======  =======  =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's)....................  $82,179  $88,497  $63,237  $54,759     $25,481
Expenses to average net
 assets, net of fee waivers
 and expense
 reimbursements.............     1.50%    1.50%    1.50%    1.50%       1.50%*
Expenses to average net
 assets, before fee waivers
 and expense
 reimbursements.............     1.75%    1.79%    1.79%    2.09%       2.35%*
Net investment income (loss)
 to average net assets, net
 of fee waivers and expense
 reimbursements.............   (0.08)%    1.05%    0.98%    0.63%       0.94%*
Net investment income (loss)
 to average net assets,
 before fee waivers and
 expense reimbursements.....   (0.33)%    0.76%    0.69%    0.04%       0.08%*
Portfolio turnover..........      115%      66%      51%      39%         22%

----------------
+   For the period August 24, 1995 (commencement of operations) through July
    31, 1996.
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                 CAPITALIZATION

   The following table shows the capitalization of each of Asia Pacific Growth Fund and PACE International Emerging Markets Equity Fund as of July 31, 2000, and the pro forma capitalization as of the same date, assuming that shareholders of Asia Pacific Growth Fund and PaineWebber Emerging Markets Equity Fund approve the reorganizations with PACE International Emerging Markets Equity Fund:

                                  ASIA                        PRO FORMA CLASS A
                                 PACIFIC   PACE INTERNATIONAL   COMBINED PACE
                                 GROWTH     EMERGING MARKETS    INTERNATIONAL
                                  FUND:       EQUITY FUND:    EMERGING MARKETS
                                 CLASS A        CLASS A          EQUITY FUND
                               ----------- ------------------ -----------------
Net Assets.................... $11,417,306    $    0             $15,529,960
Shares Outstanding............   1,083,405         0               1,298,204
Net Asset Value Per Share..... $     10.54    $    0             $     11.96
                                  ASIA                        PRO FORMA CLASS B
                                 PACIFIC   PACE INTERNATIONAL   COMBINED PACE
                                 GROWTH     EMERGING MARKETS    INTERNATIONAL
                               FUND: CLASS    EQUITY FUND:    EMERGING MARKETS
                                    B           CLASS B          EQUITY FUND
                               ----------- ------------------ -----------------
Net Assets.................... $12,724,670    $    0             $13,517,544
Shares Outstanding............   1,238,468         0               1,129,958
Net Asset Value Per Share..... $     10.27    $    0             $     11.96
                                  ASIA                        PRO FORMA CLASS C
                                 PACIFIC   PACE INTERNATIONAL   COMBINED PACE
                                 GROWTH     EMERGING MARKETS    INTERNATIONAL
                               FUND: CLASS    EQUITY FUND:    EMERGING MARKETS
                                    C           CLASS C          EQUITY FUND
                               ----------- ------------------ -----------------
Net Assets.................... $ 5,936,554    $    0             $ 7,834,434
Shares Outstanding............     577,174         0                 654,823
Net Asset Value Per Share..... $     10.29    $    0             $     11.96
                                  ASIA                        PRO FORMA CLASS Y
                                 PACIFIC   PACE INTERNATIONAL   COMBINED PACE
                                 GROWTH     EMERGING MARKETS    INTERNATIONAL
                               FUND: CLASS    EQUITY FUND:    EMERGING MARKETS
                                    Y           CLASS Y          EQUITY FUND
                               ----------- ------------------ -----------------
Net Assets.................... $   218,739    $    0             $   961,589
Shares Outstanding............      20,779         0                  80,387
Net Asset Value Per Share..... $     10.53    $    0             $     11.96
                                  ASIA                        PRO FORMA CLASS P
                                 PACIFIC   PACE INTERNATIONAL   COMBINED PACE
                                 GROWTH     EMERGING MARKETS    INTERNATIONAL
                               FUND: CLASS    EQUITY FUND:    EMERGING MARKETS
                                    P           CLASS P          EQUITY FUND
                               ----------- ------------------ -----------------
Net Assets.................... $    0         $82,178,513        $82,178,513
Shares Outstanding............      0           6,869,421          6,869,421
Net Asset Value Per Share..... $    0         $     11.96        $     11.96

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE International Emerging Markets Equity Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and Managed Investments Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Asia Pacific Growth Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Asia Pacific Growth Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999. The audited financial statements of PACE International Emerging Markets Equity Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE International Emerging Markets Equity Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

   Shareholder Proposals. As a general matter, Managed Investments Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Asia Pacific Growth Fund's shareholders should send such proposals to Asia Pacific Growth Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or presented at the meeting. Moreover, inclusion or presentation of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals presented on an untimely basis.

   Other Business. Managed Investments Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Asia Pacific Growth Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   This Agreement and Plan of Reorganization and Termination ("Agreement") is
made as of     , 2001, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE International Emerging Markets Equity Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Managed Investments Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Asia Pacific Growth Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

     (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
         (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

     (b) to assume all of Target's stated liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective pro rata number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 9, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended October 31, 1999, and unaudited financial statements for the six months ended April 30, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of

  Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring

  Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187).

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

     (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

     (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

   In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph
3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. Expenses of the Reorganization that relate to the Acquiring Fund and Target will be borne by Mitchell Hutchins. Any such expenses which are so borne by Mitchell Hutchins will be solely and directly related to the Reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be
met, or (c) if the Closing has not occurred on or before     , 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PaineWebber Managed Investments
                                           Trust, acting on behalf of its
                                           series, PaineWebber Asia Pacific
                                           Growth Fund

                                          By: _________________________________

                                          PaineWebber PACE Select Advisors
                                           Trust, acting on behalf of its
                                           series, PACE International Emerging
                                           Markets Equity Investments

                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:

                                          Mitchell Hutchins Asset Management
                                           Inc.

                                          By: _________________________________

                                   APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following entities owned beneficially or of
record 5% or more of the Class [   ] shares of Asia Pacific Growth Fund or PACE
International Emerging Markets Equity Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any other class of either Fund's outstanding equity securities as of the Record Date.

                            ASIA PACIFIC GROWTH FUND

                                                           PERCENT BENEFICIAL
                                                              OWNERSHIP OF
                                        PERCENT BENEFICIAL   COMBINED PACE
                                        OWNERSHIP OF ASIA    INTERNATIONAL
                                          PACIFIC GROWTH    EMERGING MARKETS
SHAREHOLDER'S NAME/ADDRESS                     FUND           EQUITY FUND
--------------------------              ------------------ ------------------
[    ]                                            %                  %
c/o Mitchell Hutchins Asset Management
 Inc.
51 West 52nd Street
New York, New York 10019-6114

                PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND

                                                    PERCENT BENEFICIAL
                               PERCENT BENEFICIAL OWNERSHIP OF COMBINED
                               OWNERSHIP OF PACE           PACE
                                  ASIA PACIFIC    INTERNATIONAL EMERGING
SHAREHOLDER'S NAME/ADDRESS        GROWTH FUND      MARKETS EQUITY FUND
--------------------------     ------------------ ----------------------
[    ]                                   %                    %
c/o Mitchell Hutchins Asset
 Management Inc.
51 West 52nd Street
New York, New York 10019-6114

                                  APPENDIX C

 MANAGEMENT'S DISCUSSION OF PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND'S
                                  PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE INTERNATIONAL EMERGING MARKETS EQUITY FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

   Advisers: Schroder Investment Management North America Inc.

   Portfolio Managers: John Troiano, Heather Crighton and Mark Bridgeman

   Objective: Capital appreciation

   Investment Process: The Portfolio invests primarily in stocks of companies domiciled in emerging market countries. The adviser's network of regional specialists and analysts in 24 countries supports an intensive program of proprietary emerging markets research. Schroder uses its proprietary research network to identify attractively valued companies in emerging markets that it believes can leverage off the growth opportunities in these faster growing economies.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                                        SINCE
                                                                      INCEPTION
                                             6 MONTHS 1 YEAR  3 YEARS  8/24/95
                                             -------- ------  ------- ---------
With PACE program fee*......................  -16.99% -1.51%   -9.26%   -1.08%
Without PACE program fee....................  -16.36% -0.02%   -7.89%    0.42%
MSCI EMF Ex-Malaysia Index..................  -13.24%  6.74%   -7.08%   -0.04%
Lipper Emerging Markets Funds Median........  -12.30% 10.93%   -7.07%    0.82%

----------------
* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EMF EX-MALAYSIA INDEX


                 PORTFOLIO            PORTFOLIO            MSCI EMF
                WITHOUT FEE           WITH FEE*       EX-MALAYSIA INDEX
Aug-95              $10,017             $10,013                 $10,000
Sep-95               $9,900              $9,884                  $9,981
Oct-95               $9,517              $9,490                  $9,633
Nov-95               $9,475              $9,436                  $9,424
Dec-95               $9,814              $9,761                  $9,816
Jan-96              $10,765             $10,694                 $10,581
Feb-96              $10,481             $10,399                 $10,304
Mar-96              $10,623             $10,527                 $10,265
Apr-96              $10,965             $10,853                 $10,648
May-96              $11,057             $10,930                 $10,681
Jun-96              $11,074             $10,933                 $10,752
Jul-96              $10,423             $10,277                 $10,001
Aug-96              $10,581             $10,420                 $10,195
Sep-96              $10,581             $10,407                 $10,267
Oct-96              $10,106              $9,927                  $9,904
Nov-96              $10,348             $10,152                 $10,024
Dec-96              $10,649             $10,435                 $10,059
Jan-97              $11,202             $10,963                 $10,849
Feb-97              $11,629             $11,366                 $11,311
Mar-97              $11,478             $11,205                 $11,077
Apr-97              $11,629             $11,338                 $11,326
May-97              $12,190             $11,870                 $11,665
Jun-97              $12,826             $12,474                 $12,439
Jul-97              $13,061             $12,686                 $12,827
Aug-97              $11,654             $11,306                 $11,480
Sep-97              $12,190             $11,811                 $11,916
Oct-97              $10,206              $9,876                 $10,009
Nov-97              $10,005              $9,669                  $9,789
Dec-97              $10,147              $9,795                 $10,044
Jan-98               $9,609              $9,264                  $9,280
Feb-98              $10,231              $9,851                 $10,023
Mar-98              $10,601             $10,195                 $10,514
Apr-98              $10,660             $10,238                 $10,525
May-98               $9,248              $8,871                  $9,104
Jun-98               $8,399              $8,046                  $8,221
Jul-98               $8,752              $8,374                  $8,541
Aug-98               $6,280              $6,002                  $6,067
Sep-98               $6,591              $6,291                  $6,485
Oct-98               $7,289              $6,948                  $7,166
Nov-98               $7,625              $7,260                  $7,718
Dec-98               $7,668              $7,291                  $7,606
Jan-99               $7,693              $7,306                  $7,484
Feb-99               $7,643              $7,249                  $7,556
Mar-99               $8,524              $8,075                  $8,552
Apr-99               $9,498              $8,987                  $9,610
May-99               $9,363              $8,847                  $9,555
Jun-99              $10,523              $9,932                 $10,639
Jul-99              $10,210              $9,624                 $10,350
Aug-99              $10,235              $9,636                 $10,444
Sep-99               $9,761              $9,178                 $10,091
Oct-99               $9,939              $9,333                 $10,306
Nov-99              $10,803             $10,132                 $11,230
Dec-99              $12,410             $11,625                 $12,659
Jan-00              $12,205             $11,419                 $12,735
Feb-00              $12,146             $11,349                 $12,903
Mar-00              $12,316             $11,494                 $12,966
Apr-00              $10,917             $10,175                 $11,737
May-00              $10,430              $9,709                 $11,252
Jun-00              $10,831             $10,070                 $11,648
Jul-00              $10,208              $9,479                 $11,049

  The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI EMF ex-Malaysia Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

   Over the fiscal year ended July 31, 2000, the Portfolio underperformed the MSCI EMF Index. This underperformance can be attributed primarily to stock selection in Asia, particularly in Korean and Taiwanese technology stocks. Stock selection in Latin America (Argentina) and Europe, Middle East and Africa (EMEA) (Turkey) also detracted from performance. The Portfolio's underperformance was offset slightly by overweighted positions in Mexico and Brazil along with an overweighted position in Malaysia prior to that country's reinstatement in the MSCI EMF Index.

   Recent performance of emerging markets has been driven by perceptions about the direction of the U.S. economy and U.S. interest rates. Market volatility in the developed markets--notably in the U.S. NASDAQ Composite Index--also affected the emerging markets, not because of the high proportion of technology stocks in emerging markets, but because in times of uncertainty higher risk assets tend to suffer. As a result, emerging markets underperformed developed markets during the second quarter of 2000, even though economic and earnings data continued to improve. Recent emerging market performance has improved, as U.S. economic data have suggested that the U.S. economy is slowing and may achieve a soft landing. Falling interest rates and compelling valuations make Brazil our favorite Latin American market. We have increased the Portfolio's exposure to Asia through purchases of hardware stocks in Taiwan and Korea. Within EMEA, the Portfolio is underweighted in Greece and South Africa.

   The short-term direction of the emerging markets will continue to depend on perceptions about the global economy and investor attitudes toward risk. It is hard to envision significant outperformance in emerging markets while there are doubts as to whether or not the U.S. economy will suffer a hard landing. However, we believe that ongoing structural improvements within emerging markets will limit any underperformance and provide a platform for renewed strength once the outlook for the U.S. becomes clearer. Although recent data have dampened fears of a hard landing for the U.S. economy, sentiment toward Latin America remains fragile due to the belief that it would be the hardest hit region in the event of a U.S. economic downturn. The impact of a U.S. hard landing would affect both direct trades links (mainly impacting Mexico) and the availability of capital via interest rates (more significant for Brazil). Given our core scenario for a soft landing, we believe that the capital flows issue has been exaggerated.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS -- PORTFOLIO STATISTICS

CHARACTERISTICS*                                                         7/31/00
----------------                                                         -------
Net Assets ($MM)........................................................  $82.2
Number of Securities....................................................    181
Equities (common and preferred stocks, warrants and rights).............   96.7%
Cash & Equivalents......................................................    3.3%

REGIONAL ALLOCATION*                                                     7/31/00
--------------------                                                     -------
Asia....................................................................   48.2%
Latin America...........................................................   25.2
Europe/Mid East/Africa..................................................   23.3
Cash & Equivalents......................................................    3.3
                                                                          -----
Total...................................................................  100.0%

TOP FIVE COUNTRIES*                                                      7/31/00
-------------------                                                      -------
Taiwan..................................................................   13.0%
Korea...................................................................   11.7
Brazil..................................................................   11.0
Mexico..................................................................   10.6
Hong Kong/China.........................................................    7.4
                                                                          -----
Total...................................................................   53.7%

TOP TEN STOCKS*                                                          7/31/00
---------------                                                          -------
Telefonos de Mexico.....................................................    4.1%
Samsung Electronics.....................................................    3.7
China Telecom Hong Kong.................................................    2.6
Infosys Technologies....................................................    2.5
China Unicom............................................................    2.4
Korea Telecom...........................................................    2.3
Taiwan Semiconductor....................................................    2.2
United Microelectronics.................................................    2.1
Korea Electric Power....................................................    2.0
Compeq Manufacturing....................................................    1.8
                                                                          -----
Total...................................................................   25.7%

----------------
* Weightings represent percentages of net asset as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing.



PROXY               PAINEWEBBER ASIA PACIFIC GROWTH FUND                   PROXY
              (a series of PaineWebber Managed Investments Trust)


              Special Meeting of Shareholders - January 25, 2001



This proxy is being solicited for the Board of Trustees of PaineWebber Managed Investments Trust ("Trust") on behalf of PaineWebber Asia Pacific Growth Fund, a series of the Trust. The undersigned hereby appoints as proxies [________] and [________], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Asia Pacific Growth Fund, a series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to PaineWebber Asia Pacific Growth Fund.

                              VOTE VIA THE INTERNET: http://
                              VOTE VIA TELEPHONE:
                              CONTROL NUMBER: [999 9999 9999 999]

                              If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -for example: "ABC Corp., John Doe, Treasurer."

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Signature (if held jointly)

                              __________________________________________, 200___
                              Date


            Please mark your vote on the reverse side of this card.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                 Please detach at perforation before mailing.




The Board of Trustees recommends a vote "FOR" the Proposal. Please indicate your vote by filling in the box completely. EXAMPLE:


                                                        FOR    AGAINST  ABSTAIN

1.   Approval of the Agreement and Plan of              [_]      [_]      [_]
     Reorganization and Termination that
     provides for the reorganization of PaineWebber
     Asia Pacific Growth Fund, a series of PaineWebber
     Managed Investments Trust, into PACE
     International Emerging Markets Equity
     Investments, a series of PaineWebber PACE
     Select Advisors Trust.











              Please date and sign the reverse side of this card.

--------------------------------------------------------------------------------
Your Proxy Vote is Important!
                   ---------

[GRAPHIC]

And now you can Vote your Proxy on the PHONE or on the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs.
Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous- 24 hours a day. It's Easy! Just follow these simple steps:

1. Read you proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 for automated Instructions, or go to website: https://vote.proxy-direct.com
3. Enter your 14 digit Control Number from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or internet.
      ---
6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Toll Free 1-877-388-2844.

--------------------------------------------------------------------------------

                    PAINEWEBBER PACE SELECT ADVISORS TRUST
     (on behalf of PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS)

                     PAINEWEBBER MANAGED INVESTMENTS TRUST
              (on behalf of PAINEWEBBER ASIA PACIFIC GROWTH FUND)

                             51 West 52/nd/ Street
                         New York, New York 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates specifically to the proposed Reorganization whereby PACE International Emerging Markets Equity Investments ("PACE International Emerging Markets Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"), would acquire all of the assets of PaineWebber Asia Pacific Growth Fund ("Asia Pacific Growth Fund"), a series of PaineWebber Managed Investments Trust, in exchange solely for shares of PACE International Emerging Markets Equity Fund and the assumption by PACE International Emerging Markets Equity Fund of all of Asia Pacific Growth Fund's stated liabilities. This Statement of Additional Information consists of this cover page, the pro forma financial statements of PACE International Emerging Markets Equity Fund (giving effect to the Reorganization) for the year ended July 31, 2000, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional
Information:

     (1) The combined Statement of Additional Information of PACE Trust, which includes information relating to PACE International Emerging Markets Equity Fund, dated November __, 2000 (Incorporated by reference from N-1A, SEC File Numbers 033-87254 and 811-08764, filed November 9, 2000, accession number 0000912057-00-048241);

     (2) The combined Annual Report to Shareholders of PACE Trust, which includes information relating to PACE International Emerging Markets Equity Fund for the fiscal year ended July 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-08764, filed October 6, 2000, accession number 0000912057-00-043979);

     (3) The Semi-Annual Report to Shareholders of Asia Pacific Growth Fund, dated April 30, 2000 (Incorporated by reference from N-30D, SEC File Number 811-04040, filed July 7, 2000, accession number 0000912057-00-031151);

     (4) The Annual Report to Shareholders of Asia Pacific Growth Fund for the fiscal year ended October 31, 1999 (Incorporated by reference from N-30D, SEC File Number 811-04040 filed January 6, 2000, accession number 0000912057-00-000341).

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated December __, 2000 relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated December __, 2000.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for Asia Pacific Growth Fund and PACE International Emerging Markets Equity Fund as adjusted giving effect to the Reorganization.

     The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of July 31, 2000, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is not expected that PACE International Emerging Markets Equity Fund will revise any of its policies following the Reorganization to reflect those of Asia Pacific Growth Fund. SIMNA has reviewed Asia Pacific Growth Fund's current portfolio and determined that Asia Pacific Growth Fund's holdings of stocks of companies in emerging market countries generally are compatible with PACE International Emerging Markets Equity Fund's portfolio. However, Asia Pacific Growth Fund holds securities of companies in developed markets within the Asia Pacific Region that are not appropriate investments for PACE International Emerging Markets Equity Fund. In addition, some emerging market countries (including India, Korea, Malaysia and Taiwan) do not permit ownership of securities to be transferred from one fund to another as part of a reorganization. If shareholders of Asia Pacific Growth Fund approve the Reorganization, all these securities will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales reinvested in assets that are consistent with the holdings of PACE International Emerging Markets Equity Fund or held in temporary investments until after the Reorganization is effected. As of November 30, 2000, Asia Pacific Growth Fund's investments in these securities represented approximately [__]% of its total portfolio. The relative portion of Asia Pacific Growth Fund's assets represented by these investments may change depending on changes in market conditions.

     The need for Asia Pacific Growth Fund to dispose of assets in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time, and could result in Asia Pacific Growth Fund's realizing gains (or losses) that would not otherwise have been realized. [Because the Fund [had approximately $___ million in capital loss carryforwards as of November 30, 2000] [has significant capital loss carryforwards] to offset any realized capital gains, the liquidation of these assets is not expected to result in any significant additional distributions to the Fund's shareholders.] It is also expected that some of Asia Pacific Growth Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover.

PACE International Emerging Markets Equity Investments
PaineWebber Asia Pacific Growth Fund
Proforma Statement of Assets and Liabilities
For the Year Ended July 31, 2000 (unaudited)


                                                                                                                Pro Forma Combined
                                                                         PACE International                     PACE International
                                                                           Emerging Markets   PW Asia Pacific    Emerging Markets
                                                                          Equity Investments    Growth Fund     Equity Investments
                                                                         -------------------  ---------------   -----------------
Assets
Investments in securities, at value (cost - $76,659,211,
  $25,555,929, and $102,215,140, respectively)                           $      80,002,267    $  30,460,441        $110,462,708
Investment of cash collateral for securities loaned (cost -
  $2,193,700, $0 and $2,193,700, respectively)                                   2,193,700                -           2,193,700
Cash (including cash denominated in foreign currencies, at value)                1,714,189                -           1,714,189
Receivable for investments sold                                                    790,978                -             790,978
Receivable for shares of beneficial interest sold                                   60,258            2,671              62,929
Dividends and interest receivable                                                  180,590           30,185             210,775
Deferred organizational expenses                                                     1,025           49,035              50,060
Other assets                                                                        42,836          236,475             279,311
                                                                         -----------------    -------------        ------------

Total assets                                                                    84,985,843       30,778,807         115,764,650
                                                                         -----------------    -------------        ------------

Liabilities
Payable for cash collateral for securities loaned                                2,193,700                -           2,193,700
Payable for investments purchased                                                  331,662            3,042             334,704
Payable for shares of beneficial interest repurchased                               34,311           50,155              84,466
Unrealized depreciation of forward foreign currency contracts                            -          155,009             155,009
Payable to affiliates                                                               59,813           33,902              93,715
Accrued expenses and other liabilities                                             187,844          239,430             427,274
                                                                         -----------------    -------------        ------------
Total liabilities                                                                2,807,330          481,538           3,288,868
                                                                         -----------------    -------------        ------------

Net assets

Common Stock/Beneficial interest shares of $0.001 par
  value outstanding -
  6,869,421, 2,919,826 and 9,402,014, respectively                              79,889,855       50,381,147         130,271,002
Accumulated net investment loss                                                   (134,207)        (516,991)           (651,198)
Accumulated net realized losses from investment transactions                      (877,165)     (24,234,563)        (25,111,728)
Net unrealized appreciation of investments                                       3,300,030        4,667,676           7,967,706
                                                                         -----------------    -------------        ------------
Net assets applicable to shares outstanding                              $      82,178,513    $  30,297,269        $112,475,782
                                                                         =================    =============        ============

  Class P:
Net assets                                                               $      82,178,513    $           -        $ 82,178,513
                                                                         -----------------    -------------        ------------
Shares outstanding                                                               6,869,421                -           6,869,421
                                                                         -----------------    -------------        ------------
Net asset value and offering price per share                             $           11.96    $           -        $      11.96
                                                                         =================    =============        ============

  Class A:
Net assets                                                               $               -    $  11,417,306        $ 15,529,960
                                                                         -----------------    -------------        ------------
Shares outstanding                                                                       -        1,083,405           1,298,204
                                                                         -----------------    -------------        ------------
Net asset and redemption value per share                                 $               -    $       10.54        $      11.96
                                                                         =================    =============        ============
Maximum offering price per share (net asset value plus sales charge of
4.5% of offering price)                                                  $               -    $       11.04        $      12.52
                                                                         =================    =============        ============

  Class B:
Net assets                                                               $               -    $  12,724,670        $ 13,517,544
                                                                         -----------------    -------------        ------------
Shares outstanding                                                                       -        1,238,468           1,129,958
                                                                         -----------------    -------------        ------------
Net asset value and offering price per share                             $               -    $       10.27        $      11.96
                                                                         =================    =============        ============

  Class C:
Net assets                                                               $               -    $   5,936,554        $  7,834,434
                                                                         -----------------    -------------        ------------
Shares outstanding                                                                       -          577,174             654,823
                                                                         -----------------    -------------        ------------
Net asset value and offering price per share                             $               -    $       10.29        $      11.96
                                                                         =================    =============        ============

  Class Y:
Net assets                                                               $               -    $     218,739        $    961,589
                                                                         -----------------    -------------        ------------
Shares outstanding                                                                       -           20,779              80,387
                                                                         -----------------    -------------        ------------
Net asset value and offering price per share                             $               -    $       10.53        $      11.96
                                                                         =================    =============        ============


            See accompanying notes to proforma financial statements

PACE International Emerging Markets Equity Investments
PaineWebber Asia Pacific Growth Fund
Proforma Statement of Operations
For the Year Ended July 31, 2000 (unaudited)


                                                                                                                Pro Forma Combined
                                                         PACE International                                     PACE International
                                                          Emerging Markets   PW Asia Pacific                     Emerging Markets
                                                         Equity Investments    Growth Fund    Adjustments       Equity Investments
                                                         ------------------  --------------- ------------       -----------------
Investment income:
  Interest (net of foreign withholding taxes, if any)      $        78,638       $   50,258    $        -        $     128,896
  Dividend (net of foreign withholding taxes, if any)            1,198,182          640,793             -            1,838,975
                                                           ---------------       ----------    ----------        -------------
                                                                 1,276,820          691,051             -            1,967,871
                                                           ---------------       ----------    ----------        -------------
Expenses:
  Investment advisory and administration                           991,438          472,213       (39,352) (a)      1,424,299
  Shareholder distribution and servicing fees                            -          284,567             -             284,567
  Transfer agency fees and expenses                                 99,510           55,925             -             155,435
  Reports and notices to shareholders                               26,062           35,926       (28,741) (b)         33,247
  Legal and audit                                                   60,522           50,704       (50,704) (b)         60,522
  Trustees' fees                                                    26,250           13,500       (13,500) (b)         26,250
  Federal and state registration fees                               21,964           67,245       (53,796) (b)         35,413
  Amortization of organizational expenses                           19,032            7,619             -              26,651
  Custody and accounting                                           320,527          137,729             -             458,256
  Other expenses                                                     6,599           68,913             -              75,512
                                                           ---------------       ----------    ----------       -------------
                                                                 1,571,904        1,194,341      (186,093)          2,580,152
  Less: Fee waivers and reimbursements from investment
  adviser                                                         (222,127)            (401)            -            (222,528)
                                                           ---------------       ----------    ----------       -------------
  Net expenses                                                   1,349,777        1,193,940      (186,093)          2,357,624
                                                           ---------------       ----------    ----------       -------------
  Net investment income (loss)                                     (72,957)        (502,889)      186,093            (389,753)
                                                           ---------------       ----------    ----------       -------------

Realized and unrealized gains from investment activitis:
  Net realized gains from investment transactions:               9,755,094        3,319,503             -          13,074,597
  Net change in unrealized appreciation (depreciation)
  of investments                                                (8,150,045)       4,115,219             -          (4,034,826)
                                                           ---------------       ----------    ----------       -------------
Net realized and unrealized gains from investment
activities                                                       1,605,049        7,434,722             -           9,039,771
                                                           ---------------       ----------    ----------       -------------
Net increase in net assets resulting from operations       $     1,532,092       $6,931,833    $  186,093       $   8,650,018
                                                           ===============       ==========    ==========       =============

----------
(a) Reflects decrease in fees resulting from lower fee schedule of PACE International Emerging Markets Equity Investments.
(b) Reflects the anticipated savings of
the merger.

            See accompanying notes to proforma financial statements

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PAINEWEBBER ASIA PACIFIC GROWTH FUND
PROFORMA PORTFOLIO OF INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)


                                                                                                                 PRO FORMA COMBINED
   COMBINED                                                                PACE INTERNATIONAL      PW ASIA       PACE INTERNATIONAL
   NUMBER OF                                                                EMERGING MARKETS       PACIFIC        EMERGING MARKETS
     SHARES                                                                EQUITY INVESTMENTS    GROWTH FUND     EQUITY INVESTMENTS
 -------------                                                             ------------------    -----------     ------------------
            COMMON STOCKS - 92.48%

            ARGENTINA - 0.94%
            Alcoholic Beverages - 0.15%
  15,400    Quilmes Industrial Wuinsa S.A. ADR                                 $    165,550       $       -         $    165,550
                                                                               ------------       ---------         ------------

            Diversified Industrials - 0.18%
  11,751    Perez Companc S.A. Class B                                              202,705               -              202,705
                                                                               ------------       ---------         ------------

            Financial Services - 0.11%
   6,728    Grupo Financiero Galicia S.A. ADR Class B(1)*                           119,001               -              119,001
                                                                               ------------       ---------         ------------

            Telecommunications - 0.51%
 112,000    Telecom Argentina Stet-Fran Tel S.A. Class B                            573,543               -              573,543
                                                                               ------------       ---------         ------------

            TOTAL ARGENTINA COMMON STOCK                                          1,060,799               -            1,060,799
                                                                               ------------       ---------         ------------

            AUSTRALIA - 4.88%
            Banks - 0.85%
  35,400    Common Wealth Bank of Australia                                               -         569,970              569,970
  27,000    National Australia Bank Ltd.                                                  -         387,240              387,240
                                                                               ------------       ---------         ------------
                                                                                          -         957,210              957,210
                                                                               ------------       ---------         ------------

            Breweries, Pubs, & Restaurants - 0.28%
 113,100    Foster's Brewing Group, Ltd.                                                  -         310,401              310,401
                                                                               ------------       ---------         ------------

            Computer Software - 0.29%
 246,000    IBA Technologies, Ltd                                                         -         131,096              131,096
  35,800    Securenet                                                                     -         192,855              192,855
                                                                               ------------       ---------         ------------
                                                                                          -         323,951              323,951
                                                                               ------------       ---------         ------------

            Diversified Industrials - 0.61%
  64,939    Broken Hill Proprietary Co. Ltd.                                              -         686,491              686,491
                                                                               ------------       ---------         ------------

            Electricity - 0.25%
 144,600    United Energy                                                                 -         279,757              279,757
                                                                               ------------       ---------         ------------

            Extractive Industries - 0.15%
  45,200    Coles Myer Limited                                                            -         172,540              172,540
                                                                               ------------       ---------         ------------

            Leisure & Hotels - 0.21%
  42,100    TABCORP Holdings, Ltd.                                                        -         231,671              231,671
                                                                               ------------       ---------         ------------

            Media - 0.93%
  86,700    News Corp Ltd.                                                                -       1,049,619            1,049,619
                                                                               ------------       ---------         ------------

            Mining - 0.53%
  11,300    Brambles Industries Ltd.                                                      -         327,931              327,931
  17,700    Rio Tinto Ltd.                                                                -         264,951              264,951
                                                                               ------------       ---------         ------------
                                                                                          -         592,882              592,882
                                                                               ------------       ---------         ------------

            Oil Exploration & Production - 0.15%
  23,700    Woodside Petroleum Ltd.                                                       -         173,937              173,937
                                                                               ------------       ---------         ------------

            Pharmaceuticals - 0.24%
  13,500    CSL Ltd.                                                                      -         265,876              265,876
                                                                               ------------       ---------         ------------

            Real Estate - 0.39%
  36,500    Lend Lease Corp. Ltd.                                                         -         440,189              440,189
                                                                               ------------       ---------         ------------

            TOTAL AUSTRALIA COMMON STOCKS                                                 -       5,484,524            5,484,524
                                                                               ------------       ---------         ------------

            BERMUDA - 0.29%
            Real Estate - 0.29%
 170,000    Esprit Holdings                                                               -         156,955              156,955
 101,000    Hong Kong Land Holdings Ltd.                                                  -         171,700              171,700
                                                                               ------------       ---------         ------------
                                                                                          -         328,655              328,655
                                                                               ------------       ---------         ------------

            TOTAL BERMUDA COMMON STOCK                                                    -         328,655              328,655
                                                                               ------------       ---------         ------------


                                                                                                               PRO FORMA COMBINED
   COMBINED                                                            PACE INTERNATIONAL      PW ASIA         PACE INTERNATIONAL
   NUMBER OF                                                            EMERGING MARKETS       PACIFIC          EMERGING MARKETS
     SHARES                                                            EQUITY INVESTMENTS    GROWTH FUND       EQUITY INVESTMENTS
 -------------                                                         ------------------    -----------       ------------------
            Brazil - 3.09%
            Basic Materials - 0.24%
  12,700    Aracruz Celulose S.A. ADR                                             273,844              -               273,844
                                                                       ------------------    -----------            ----------

            Food Stores - 0.44%
  15,800    Companhia Brasileira de Destribucion                                  498,687              -               498,687
                                                                       ------------------    -----------            ----------

            Oil & Gas - 0.19%
  18,300    Ultrapar Participacoes S.A.                                           215,025              -               215,025
                                                                       ------------------    -----------            ----------

            Telecommunications - 2.22%
   5,000    Brasil Telecom Participacoes S.A. ADR                                 360,000              -               360,000
  43,700    Embratel Participacoes S.A. ADR                                       939,550              -               939,550
  43,555    Tele Norte Leste Participacoes                                      1,042,598              -             1,042,598
   5,000    Telecomunicacoes Brasileiras S.A. (Telebras), ADR*                          -              -                     -
   4,000    Telesp Celular Participacoes S.A. ADR                                 150,750              -               150,750
                                                                       ------------------    -----------            ----------
                                                                                2,492,898              -             2,492,898
                                                                       ------------------    -----------            ----------

            TOTAL BRAZIL COMMON STOCK                                           3,480,454              -             3,480,454
                                                                       ------------------    -----------            ----------

            Chile - 1.48%
            Banks - 0.26%
  16,700    Banco Santiago                                                        287,031              -               287,031
                                                                       ------------------    -----------            ----------

            Breweries, Pubs & Restaurants - 0.33%
  17,000    Compania Cervecerias Unidas S.A. ADS(1)                               374,000              -               374,000
                                                                       ------------------    -----------            ----------

            Electricity - 0.35%
  11,218    Enersis S.A. ADR                                                      218,050              -               218,050
  13,100    Gener S.A. ADR                                                        173,575              -               173,575
                                                                       ------------------    -----------            ----------
                                                                                  391,625              -               391,625
                                                                       ------------------    -----------            ----------

            Diversified Industries - 0.05%
   6,100    Quinenco S.A. ADR                                                      51,469              -                51,469
                                                                       ------------------    -----------            ----------

            Retailers, Food - 0.18%
  12,200    Distribucion y Servicio D&S ADS                                       202,825              -               202,825
                                                                       ------------------    -----------            ----------

            Telecommunications - 0.32%
  23,850    Compania de Telecomunicaciones de Chile S.A. ADR                      357,750              -               357,750
                                                                       ------------------    -----------            ----------

            TOTAL CHILE COMMON STOCK                                            1,664,700              -             1,664,700
                                                                       ------------------    -----------            ----------

            China - 0.61%
            Transportation - 0.23%
 1,336,000  China East Airline                                                          -        256,976               256,976
                                                                       ------------------    -----------            ----------

            Electricity & Gas - 0.38%
   3,000    Huaneng Power Intl, Inc. ADR                                           49,875              -                49,875
  116,000   Huaneng Power Intl, Inc. Class H                                       47,971              -                47,971
 1,468,000  PetroChina Co., Ltd Class H*                                          335,074              -               335,074
                                                                       ------------------    -----------            ----------
                                                                                  432,920              -               432,920
                                                                       ------------------    -----------            ----------
            TOTAL CHINA COMMON STOCK                                              432,920        256,976               689,896
                                                                       ------------------    -----------            ----------

            Czech Republic - 0.36%
            Banks - 0.00%
     1      Komercni Banka A.S.*                                                        8              -                     8
                                                                       ------------------    -----------            ----------

            Utilities - 0.36%
  64,000    Cez*                                                                  191,070              -               191,070
  12,100    SPT Telecom A.S. (Reg) S*                                             218,931              -               218,931
                                                                       ------------------    -----------            ----------
                                                                                  410,001              -               410,001
                                                                       ------------------    -----------            ----------

            TOTAL CZECH REPUBLIC COMMON STOCK                                     410,009              -               410,009
                                                                       ------------------    -----------            ----------

            Egypt - 0.29%
            Telecommunications - 0.29%
   6,700    Mobinil*                                                              192,877              -               192,877
  16,900    Orascom Telecommunication S.A.E. GDR*                                 131,820              -               131,820
                                                                       ------------------    -----------            ----------
                                                                                  324,697              -               324,697
                                                                       ------------------    -----------            ----------


                                                                                      PACE                       PRO FORMA COMBINED
   COMBINED                                                                       INTERNATIONAL       PW ASIA    PACE INTERNATIONAL
   NUMBER OF                                                                    EMERGING MARKETS      PACIFIC     EMERGING MARKETS
     SHARES                                                                    EQUITY INVESTMENTS   GROWTH FUND  EQUITY INVESTMENTS
-----------------                                                              ------------------   -----------  ------------------
            TOTAL EGYPT COMMON STOCK                                                      324,697             -         324,697
                                                                               ------------------   -----------      ----------

            Greece - 1.45%
            Banks - 0.56%
  10,066    Alpha Credit Bank                                                             376,155             -         376,155
   6,373    National Bank of Greece                                                       250,409             -         250,409
                                                                               ------------------   -----------      ----------
                                                                                          626,564             -         626,564
                                                                               ------------------   -----------      ----------

            Telecommunications - 0.89%
  37,180    Hellenic Telecom Organization                                                 835,666             -         835,666
   8,260    Stet Hellas Telecommunications(1)*                                            167,265             -         167,265
                                                                               ------------------   -----------      ----------
                                                                                        1,002,931             -       1,002,931
                                                                               ------------------   -----------      ----------

            TOTAL GREECE COMMON STOCK                                                   1,629,495             -       1,629,495
                                                                               ------------------   -----------      ----------

            Hong Kong - 11.95%
            Banks - 1.04%
  122,000   Bank of East Asia                                                                   -       276,121         276,121
  78,500    Dao Heng Bank Group                                                                 -       358,355         358,355
  40,800    HSBC Holdings PLC                                                                   -       538,880         538,880
                                                                               ------------------   -----------      ----------
                                                                                                -     1,173,356       1,173,356
                                                                               ------------------   -----------      ----------

            Commerce/Industrial - 0.07%
  15,000    Citic Pacific Ltd.                                                             80,017             -          80,017
                                                                               ------------------   -----------      ----------

            Communications - 5.10%
  377,000   China Telecom Hong Kong Ltd.*                                               2,138,644       858,638       2,997,282
 1,051,000  China Unicom Ltd.*                                                          2,006,738       425,882       2,432,620
  246,000   Global Technology Holdings                                                          -       310,717         310,717
                                                                               ------------------   -----------      ----------
                                                                                        4,145,382     1,595,237       5,740,619
                                                                               ------------------   -----------      ----------

            Computer Software - 0.11%
  158,000   Computer + Technology                                                               -       126,629         126,629
                                                                               ------------------   -----------      ----------

            Electrical Appliances - 0.96%
  701,000   Founder Holdings*                                                             350,572             -         350,572
  479,000   Legend Holdings                                                               540,521             -         540,521
  53,000    ASM Pacific Technology                                                              -       190,295         190,295
                                                                               ------------------   -----------      ----------
                                                                                          891,093       190,295       1,081,388
                                                                               ------------------   -----------      ----------

            Financial Services - 0.11%
  12,000    Hang Seng Bank Ltd.                                                           124,256             -         124,256
                                                                               ------------------   -----------      ----------

            Real Estate - 3.86%
  76,000    Cheung Kong Holdings Ltd.                                                     164,713       729,445         894,158
  150,000   China Resources Enterprise Ltd.                                               216,391             -         216,391
  239,000   China Resources Development Enterprises Ltd.                                        -       344,782         344,782
  116,800   Hutchison Whampoa Ltd.                                                              -     1,625,051       1,625,051
  97,000    Sun Hung Kai Properties Ltd.                                                        -       761,855         761,855
  232,000   Wharf Ltd.                                                                          -       493,845         493,845
                                                                               ------------------   -----------      ----------
                                                                                          381,104     3,954,978       4,336,082
                                                                               ------------------   -----------      ----------

            Retail Trade - 0.11%
  140,000   Cosco Pacific Limited                                                               -       124,769         124,769
                                                                               ------------------   -----------      ----------

            Services - 0.23%
  48,000    Television Broadcasting Ltd.                                                        -       259,746         259,746
                                                                               ------------------   -----------      ----------

            Transportation - 0.31%
  167,000   Cathay Pacific Air                                                                  -       349,059         349,059
                                                                               ------------------   -----------      ----------

            Wholesale - 0.04%
   9,000    Li & Fung Ltd.                                                                      -        44,778          44,778
                                                                               ------------------   -----------      ----------

            TOTAL HONG KONG COMMON STOCK                                                5,621,852     7,818,847      13,440,699
                                                                               ------------------   -----------      ----------

            Hungary - 1.06%
            Banks - 0.28%
   6,084    OTP Bank GDS                                                                  313,326             -         313,326
                                                                               ------------------   -----------      ----------

            Chemicals - 0.06%


                                                                                      PACE                       PRO FORMA COMBINED
   COMBINED                                                                       INTERNATIONAL       PW ASIA    PACE INTERNATIONAL
   NUMBER OF                                                                    EMERGING MARKETS      PACIFIC     EMERGING MARKETS
     SHARES                                                                    EQUITY INVESTMENTS   GROWTH FUND  EQUITY INVESTMENTS
-----------------                                                              ------------------   -----------  ------------------
   2,180    BorsodChem Rt. GDR                                                             69,433             -           69,433
                                                                               ------------------   -----------       ----------

            Oil - 0.14%
  12,200    Magyar Olaj-Es Gazipare Reszvnytaras Ag. Series "A"                           162,260             -          162,260
                                                                               ------------------   -----------       ----------

            Telecommunications - 0.57%
  19,410    Matav RT ADS Series "B" (1)                                                   644,169             -          644,169
                                                                               ------------------   -----------       ----------

            TOTAL HUNGARY COMMON STOCK                                                  1,189,188             -        1,189,188
                                                                               ------------------   -----------       ----------

            India - 6.39%
            Banks - 0.22%
  47,000    HDFC Bank                                                                     243,138             -          243,138
                                                                               ------------------   -----------       ----------

            Chemicals - 0.33%
  50,000    Reliance Industries Ltd.                                                            -       375,083          375,083
                                                                               ------------------   -----------       ----------

            Construction/Building Materials - 0.05%
  24,250    Associated Cement Co.                                                          58,189             -           58,189
                                                                               ------------------   -----------       ----------

            Diversified Industries - 0.09%
  22,000    Larsen & Toubro                                                                95,643             -           95,643
                                                                               ------------------   -----------       ----------

            Household Goods & Textiles - 0.66%
  137,000   Hindustan Lever Ltd*                                                          736,242             -          736,242
   1,000    Reliance Industries                                                             7,501             -            7,501
                                                                               ------------------   -----------       ----------
                                                                                          743,743             -          743,743
                                                                               ------------------   -----------       ----------

            Oil Exploration & Production - 0.31%
  60,000    Hindustan Lever                                                                     -       322,442          322,442
  11,050    Hindustan Petroleum Corp.                                                           -        28,440           28,440
                                                                               ------------------   -----------       ----------
                                                                                                -       350,882          350,882
                                                                               ------------------   -----------       ----------

            Oil & Gas - 0.31%
  86,100    Bharat Petroleum Corp                                                         223,326       122,508          345,834
                                                                               ------------------   -----------       ----------

            Pharmaceuticals - 0.47%
  43,150    Randbaxy Laboratories Ltd.                                                    396,743       136,574          533,317
                                                                               ------------------   -----------       ----------

            Support Services - 2.81%
  13,500    Satyam Computer Services Ltd.                                                 365,845             -          365,845
  11,700    Infosys Technology Ltd                                                      2,038,021       754,822        2,792,843
                                                                               ------------------   -----------       ----------
                                                                                        2,403,866       754,822        3,158,688
                                                                               ------------------   -----------       ----------

            Telecommunications - 1.14%
  19,000    Zee Telefilms Ltd*                                                            184,623             -          184,623
  13,000    Videsh Sanchar Nigam Ltd. GDR                                                 141,050             -          141,050
  13,000    Videsh Sanchar Nigam Ltd.                                                     246,033             -          246,033
  146,900   Mahanagar Telephone Nigam Ltd                                                 322,295       241,338          563,633
   7,500    Cidesh Sanchar Nigam Ltd.                                                           -       141,942          141,942
                                                                               ------------------   -----------       ----------
                                                                                          894,001       383,280        1,277,281
                                                                               ------------------   -----------       ----------

            Transportation - 0.00%
    10      Gesco Corp Ltd.*                                                                    3             -                3
    90      Great Eastern Ship                                                                 35             -               35
                                                                               ------------------   -----------       ----------
                                                                                               38             -               38

                                                                               ------------------   -----------       ----------
            TOTAL INDIA COMMON STOCKS                                                   5,058,687     2,123,149        7,181,836
                                                                               ------------------   -----------       ----------

            Indonesia - 0.86%
            Communications - 0.32%
 1,057,300  P.T. Telekomunikasi Indonesia                                                 196,167       167,948          364,115
                                                                               ------------------   -----------       ----------

            Foods - 0.54%
  247,500   H.M. Sampoerna                                                                261,000       110,250          371,250
  334,000   P.T. Indofoods Sukses Makmur*                                                 114,506       116,922          231,428
                                                                               ------------------   -----------       ----------
                                                                                          375,506       227,172          602,678
                                                                               ------------------   -----------       ----------

            TOTAL INDONESIA COMMON STOCK                                                  571,673       395,120          966,793
                                                                               ------------------   -----------       ----------

            Israel - 4.17%
            Banks - 1.48%


                                                                                                              PRO FORMA COMBINED
COMBINED                                                                PACE INTERNATIONAL       PW ASIA      PACE INTERNATIONAL
NUMBER OF                                                                EMERGING MARKETS        PACIFIC       EMERGING MARKETS
 SHARES                                                                 EQUITY INVESTMENTS      GROWTH FUND   EQUITY INVESTMENTS
---------                                                               ------------------      -----------   ------------------
  441,680   Bank Hapoalim B.M.                                                   1,257,006                -       1,257,006
  199,030   BkLeumiLe-Israel B.M.                                                  403,413                -         403,413
                                                                        ------------------      -----------     -----------
                                                                                 1,660,419                -       1,660,419

            Computer Hardware - 0.05%
   5,500    Scitex Corp. Ltd.*                                                      58,781                -          58,781
                                                                        ------------------      -----------     -----------

            Computer Software - 1.10%
  10,640    Check Point Software Tech Ltd.*                                      1,234,240                -       1,234,240
                                                                        ------------------      -----------     -----------

            Electronic & Electrical Equipment - 0.19%
   2,890    Nice Systems Ltd.*                                                     211,693                -         211,693
                                                                        ------------------      -----------     -----------

            Pharmaceuticals - 0.77%
  14,260    Teva Pharmaceutical Industries Ltd., ADR                               866,295                -         866,295
                                                                        ------------------      -----------     -----------

            Retailers, Food - 0.17%
  18,134    Blue Square-Israel Ltd ADS(1)                                          191,540                -         191,540
                                                                        ------------------      -----------     -----------

            Telecommunications - 0.41%
   8,080    ECI Telecommunications Ltd. (1)                                        287,850                -         287,850
   2,200    Gilat Satellite Networks*                                              176,000                -         176,000
                                                                        ------------------      -----------     -----------
                                                                                   463,850                -         463,850
                                                                        ------------------      -----------     -----------

            TOTAL ISRAEL COMMON STOCK                                            4,686,818                -       4,686,818
                                                                        ------------------      -----------     -----------

            KOREA - 12.27%
            Banks - 1.78%
  103,731   Kookmin Bank                                                           692,298          538,448       1,230,746
  75,730    Shinhan Bank                                                           558,853          207,432         766,285
                                                                        ------------------      -----------     -----------
                                                                                 1,251,151          745,880       1,997,031
                                                                        ------------------      -----------     -----------

            Communications - 3.76%
  26,600    Korea Telecom                                                        1,879,329           21,437       1,900,766
   7,500    Korea Telecom ADR                                                            -          280,313         280,313
   7,020    SK Telecom                                                           1,344,258          403,277       1,747,535
  12,009    Turbo Tek Co. Ltd.                                                      78,823                -          78,823
   7,210    SK Telecom Ltd. ADS                                                          -          219,905         219,905
                                                                        ------------------      -----------     -----------
                                                                                 3,302,410          924,932       4,227,342
                                                                        ------------------      -----------     -----------

            Electrical Appliances - 4.43%
  26,000    Hyundai Electronics                                                    405,104                -         405,104
  17,322    Samsung Electronic Corp                                              3,013,531        1,562,239       4,575,770
                                                                        ------------------      -----------     -----------
                                                                                 3,418,635        1,562,239       4,980,874
                                                                        ------------------      -----------     -----------

            Electricity & Gas - 2.31%
  89,920    Korea Electric Power Corp.                                           1,664,279          928,444       2,592,723
                                                                        ------------------      -----------     -----------

            TOTAL KOREA COMMON STOCK                                             9,636,475        4,161,495      13,797,970
                                                                        ------------------      -----------     -----------

            MALAYSIA - 4.64%
            Banks - 0.72%
  217,500   Malayan Banking Berhad                                                 411,868          395,171         807,039
                                                                        ------------------      -----------     -----------

            Commerce/Industrial - 0.38%
  131,000   AMM Holding Berhad                                                     430,921                -         430,921
                                                                        ------------------      -----------     -----------

            Communications - 0.79%
  54,000    Digi.com Berhad*                                                        86,684                -          86,684
  39,000    Digi Swisscom                                                                -           62,605          62,605
  237,500   Telekom Malaysia Berhad                                                648,237           95,513         743,750
                                                                        ------------------      -----------     -----------
                                                                                   734,921          158,118         893,039
                                                                        ------------------      -----------     -----------

            Construction - 0.63%
  210,000   Gamuda Berhad                                                                -          237,632         237,632
  229,000   United Enigeers (Malaysia) Ltd. Berhad                                 330,474          139,579         470,053
                                                                        ------------------      -----------     -----------
                                                                                   330,474          377,211         707,685
                                                                        ------------------      -----------     -----------

            Electricity & Gas - 1.15%
  377,000   Tenga National Berhad                                                  879,211          410,526       1,289,737
                                                                        ------------------      -----------     -----------



                                                                                                              PRO FORMA COMBINED
COMBINED                                                                PACE INTERNATIONAL       PW ASIA      PACE INTERNATIONAL
NUMBER OF                                                                EMERGING MARKETS        PACIFIC       EMERGING MARKETS
 SHARES                                                                 EQUITY INVESTMENTS      GROWTH FUND   EQUITY INVESTMENTS
---------                                                               ------------------      -----------   ------------------
            Miscellaneous Financial - 0.15%
  151,000   Arab Malaysian Finance Berhad                                                -          169,279         169,279
                                                                        ------------------      -----------     -----------

            Miscellaneous Manufacturing - 0.14%
  20,000    Malaysian Pacific Industries Berhad                                          -          157,895         157,895
                                                                        ------------------      -----------     -----------

            Services - 0.68%
  108,000   Genting Berhad                                                         338,210                -         338,210
  188,000   Resorts World Berhad                                                    67,895          357,579         425,474
                                                                        ------------------      -----------     -----------
                                                                                   406,105          357,579         763,684
                                                                        ------------------      -----------     -----------

            TOTAL MALAYSIA COMMON STOCKS                                         3,193,500        2,025,779       5,219,279
                                                                        ------------------      -----------     -----------

            MEXICO - 7.75%
            Alcoholic Beverages - 0.19%
  94,500    Grupo Modelo S.A. de CV                                                218,946                -         218,946
                                                                        ------------------      -----------     -----------

            Banks - 0.62%
  145,100   Grupo Financiero Banamex Accival Series B*                             695,600                -         695,600
                                                                        ------------------      -----------     -----------

            Breweries, Pubs & Restaurants - 0.63%
            Fomento Economico Mexica S.A. de C.V. Series
  170,400   B and 4 units Series D                                                 704,087                -         704,087
                                                                        ------------------      -----------     -----------

            Construction - 0.17%
  128,000   Consorico ARA S.A de C.V.*                                             188,597                -         188,597
                                                                        ------------------      -----------     -----------

            Construction/Building Materials - 0.69%
  165,820   Cemex SA                                                               777,226                -         777,226
                                                                        ------------------      -----------     -----------

            Media - 1.12%
  19,500    Grupo Televisa SA de CV GDS*                                         1,260,188                -       1,260,188
                                                                        ------------------      -----------     -----------

            Paper, Packaging & Printing - 0.53%
  206,750   Kimberly-Clark de Mexico SA DE CV                                      599,323                -         599,323
                                                                        ------------------      -----------     -----------

            Retailers, Gereral - 0.80%
  405,000   Walmart de Mexico SA de CV Series C*                                   901,586                -         901,586
                                                                        ------------------      -----------     -----------

            Telecommunications - 2.99%
  64,000    Telefonos de Mexico SA DE CV ADR(1)                                  3,368,000                -       3,368,000
                                                                        ------------------      -----------     -----------

            TOTAL MEXICO COMMON STOCK                                            8,713,553                -       8,713,553
                                                                        ------------------      -----------     -----------

            NEW ZEALAND  - 0.16%
            Communications - 0.16%
  57,300    Telecom Corp of New Zealand Ltd.                                             -          185,241         185,241
                                                                        ------------------      -----------     -----------

            PERU - 0.23%
            Banks - 0.15%
  21,500    Credicorp Ltd ADR                                                      169,312                -         169,312
                                                                        ------------------      -----------     -----------

            Mining - 0.07%
   5,100    Compania De Minas Buenaventura SA ADS                                   84,150                -          84,150
                                                                        ------------------      -----------     -----------

            TOTAL PERU COMMON STOCKS                                               253,462                -         253,462
                                                                        ------------------      -----------     -----------

            PHILIPPINES - 0.46%
            Banks - 0.03%
   9,020    Metropolitan Bank & Trust Co.                                                -           33,511          33,511
                                                                        ------------------      -----------     -----------

            Commerce / Industrial - 0.04%
  319,080   Ayala Corp                                                                   -           45,431          45,431
                                                                        ------------------      -----------     -----------

            Communications - 0.23%
  17,480    Philippine Long Distance Telephone Co.*                                202,416           58,131         260,547
                                                                        ------------------      -----------     -----------

            Electricity & Gas - 0.16%
  137,784   Manila Electric Co.                                                     72,805          104,981         177,786
                                                                        ------------------      -----------     -----------


                                                                                                                 PRO FORMA COMBINED
COMBINED                                                                   PACE INTERNATIONAL        PW ASIA     PACE INTERNATIONAL
NUMBER OF                                                                   EMERGING MARKETS         PACIFIC      EMERGING MARKETS
 SHARES                                                                     EQUITY INVESTMENTS     GROWTH FUND   EQUITY INVESTMENTS
---------                                                                   ------------------     -----------   -------------------
            TOTAL PHILIPPINES COMMON STOCK                                             275,221         242,054          517,275
                                                                            ------------------     -----------      -----------

            POLAND - 1.19%
            Banks - 0.30%
   5,500    BRE Bank SA                                                                172,439               -          172,439
   7,400    Powszechny Bank Kredytowy SA GDR                                           169,090               -          169,090
                                                                            ------------------     -----------      -----------
                                                                                       341,529               -          341,529
                                                                            ------------------     -----------      -----------

            Diversified Holdings Companies - 0.45%
  45,590    Elekrtrim                                                                  509,738               -          509,738
                                                                            ------------------     -----------      -----------

            Metals & Mining - 0.24%
  20,620    Kghm Polska Miedz SA                                                       271,153               -          271,153
                                                                            ------------------     -----------      -----------

            Telecommunications - 0.20%
  31,000    Telekomunika Polska S.A.GDR                                                221,650               -          221,650
                                                                            ------------------     -----------      -----------

            TOTAL POLAND COMMON STOCK                                                1,344,070               -        1,344,070
                                                                            ------------------     -----------      -----------

            RUSSIA - 2.66%
            Oil & Gas - 2.05%
  35,150    Gazprom ADR                                                                223,202               -          223,202
  23,805    Lukoil Holding ADR                                                       1,266,426               -        1,266,426
  54,050    Surgutneftegaz ADR(1)                                                      816,155               -          816,155
                                                                            ------------------     -----------      -----------
                                                                                     2,305,783               -        2,305,783
                                                                            ------------------     -----------      -----------

            Telecommunications - 0.35%
  10,029    Mobile Telesystems ADR *                                                   228,160               -          228,160
  11,600    Rostelecom ADR                                                             164,575               -          164,575
                                                                            ------------------     -----------      -----------
                                                                                       392,735               -          392,735
                                                                            ------------------     -----------      -----------

            Utilities - 0.26%
  20,980    Unified Energy System                                                      293,720               -          293,720
                                                                            ------------------     -----------      -----------

            TOTAL RUSSIA COMMON STOCK                                                2,992,238               -        2,992,238
                                                                            ------------------     -----------      -----------

            SINGAPORE - 2.49%
            Banks - 0.74%
  69,339    DBS Group Holdings                                                               -         835,916          835,916
                                                                            ------------------     -----------      -----------

            Communications - 0.11%
  17,200    Datacraft Asia ADR                                                               -         128,140          128,140
                                                                            ------------------     -----------      -----------

            Electrical Appliances - 0.13%
  21,000    Chartered Semiconductors                                                         -         151,415          151,415
                                                                            ------------------     -----------      -----------

            Miscellaneous Manufacturing - 0.18%
  18,000    Venture Manufacturing Ltd.                                                       -         205,578          205,578
                                                                            ------------------     -----------      -----------

            Real Estate - 0.34%
  46,000    City Development Ltd.                                                            -         196,349          196,349
  127,000   DBS Land Ltd.                                                                    -         183,872          183,872
                                                                            ------------------     -----------      -----------
                                                                                             -         380,221          380,221
                                                                            ------------------     -----------      -----------

            Services - 0.39%
  25,642    Singapore Press Holdings                                                         -         436,327          436,327
                                                                            ------------------     -----------      -----------

            Shipping - 0.26%
  60,000    Keppel Telecom & Transportation                                                  -          71,987           71,987
  125,000   Neptune Orient Lines Ltd.                                                        -         136,994          136,994
  17,000    Sembcorp Logistics                                                               -          84,331           84,331
                                                                            ------------------     -----------      -----------
                                                                                             -         293,312          293,312
                                                                            ------------------     -----------      -----------

            Transportation - 0.33%
  37,000    Singapore International Airlines                                                 -         373,489          373,489
                                                                            ------------------     -----------      -----------

            TOTAL SINGAPORE COMMON  STOCK                                                    -       2,804,398        2,804,398
                                                                            ------------------     -----------      -----------

            SOUTH AFRICA - 4.58%
            Banks - 0.57%
  260,400   African Bank Investment Ltd*                                               304,922               -          304,922
  91,672    Amalgamated Bank of South Africa Group Ltd.                                331,916               -          331,916
                                                                            ------------------     -----------      -----------
                                                                                       636,838               -          636,838
                                                                            ------------------     -----------      -----------

            Diversified Industries - 0.22%


                                                                                                                PRO FORMA COMBINED
COMBINED                                                                   PACE INTERNATIONAL        PW ASIA    PACE INTERNATIONAL
NUMBER OF                                                                   EMERGING MARKETS         PACIFIC     EMERGING MARKETS
 SHARES                                                                     EQUITY INVESTMENTS     GROWTH FUND  EQUITY INVESTMENTS
---------                                                                   ------------------     -----------  ------------------
  41,032    Barlow Ltd                                                                 247,607               -          247,607
                                                                            ------------------     -----------      -----------

            Financial Service - 0.33%
  369,475   FistRand Ltd                                                               372,660               -          372,660
                                                                            ------------------     -----------      -----------

            Household Goods & Textiles - 0.34%
  572,691   Profurn                                                                    378,503               -          378,503
                                                                            ------------------     -----------      -----------

            Insurance - 0.34%
  322,465   Sanlam Ltd                                                                 386,865               -          386,865
                                                                            ------------------     -----------      -----------

            Mining - 0.71%
  21,900    Anglo American Platinum                                                    648,189               -          648,189
  11,000    Johnnic Holdings Ltd                                                       150,144               -          150,144
                                                                            ------------------     -----------      -----------
                                                                                       798,333               -          798,333
                                                                            ------------------     -----------      -----------

            Oil Explorations & Production - 0.49%
  86,360    Sasol Ltd                                                                  545,954               -          545,954
                                                                            ------------------     -----------      -----------

            Other Financial - 0.14%
  33,100    Fedsure Holdings Ltd                                                       152,422               -          152,422
                                                                            ------------------     -----------      -----------

            Paper, Packaging & Printing  - 0.65%
  117,100   Nampak Ltd                                                                 216,198               -          216,198
  63,200    Sappi                                                                      519,402               -          519,402
                                                                            ------------------     -----------      -----------
                                                                                       735,600               -          735,600
                                                                            ------------------     -----------      -----------

            Retailers, General - 0.03%
  131,964   LA Retail Stores Ltd.                                                       32,233               -           32,233
                                                                            ------------------     -----------      -----------

            Telecommunications - 0.77%
  100,825   Dimension Data Holding PLC(1)*                                             864,835               -          864,835
                                                                            ------------------     -----------      -----------

            TOTAL SOUTH AFRICA COMMON STOCK                                          5,151,850               -        5,151,850
                                                                            ------------------     -----------      -----------

            TAIWAN - 12.84%
            Chemicals - 1.28%
  712,485   Nan Ya Plastic                                                             896,157         539,842        1,435,999
                                                                            ------------------     -----------      -----------

            Commerce / Industrial - 0.35%
  50,121    Asustek Computer Inc. GDR                                                        -         392,757          392,757
                                                                            ------------------     -----------      -----------

            Electrical Appliances - 9.67%
  163,200   Acer Communications & Mutimedia Inc                                        457,865               -          457,865
  243,595   Acer Inc.                                                                        -         314,215          314,215
  355,200   Compeq Manufacturing Ltd.                                                1,512,906         560,336        2,073,242
  13,080    Cosmo Electronics Corp                                                      27,839               -           27,839
  170,700   DBTEL Inc                                                                  308,262               -          308,262
  265,690   Macronix International                                                     399,854         152,774          552,628
  70,000    Realtek Semiconductor Corp                                                 435,666               -          435,666
  127,680   Siliconware Precision Industries Co.                                       216,163               -          216,163
  875,417   Taiwan Semiconductor Manufacturing Co. Ltd.                              1,808,552       1,776,677        3,585,229
  725,200   United Microelectronics Corp                                             1,753,950               -        1,753,950
  35,000    Via Technologies Inc                                                       579,007               -          579,007
  234,120   Winbond Electronics Corp                                                   577,561               -          577,561
                                                                            ------------------     -----------      -----------
                                                                                     8,077,625       2,804,002       10,881,627
                                                                            ------------------     -----------      -----------

            Machinery/Engine Services - 0.28%
  40,300    Hon Hai Precision                                                          313,199               -          313,199
                                                                            ------------------     -----------      -----------

            Miscellaneous Financial  - 0.27%
  290,000   Yuanta Core Pacific Securities Co                                          306,740               -          306,740
                                                                            ------------------     -----------      -----------

            Miscellaneous Manufacturing - 0.47%
  75,600    Ambit Microsystems Corp                                                    526,591               -          526,591
                                                                            ------------------     -----------      -----------

            Precision Machinery - 0.25%
  89,988    Wintek Corp                                                                284,386               -          284,386
                                                                            ------------------     -----------      -----------

            Telecommunications - 0.27%
  99,600    Systex Corp                                                                300,310               -          300,310
                                                                            ------------------     -----------      -----------

            TOTAL TAIWAN COMMON STOCK                                               10,705,008       3,736,601       14,441,609
                                                                            ------------------     -----------      -----------


                                                                                                                 PRO FORMA COMBINED
 COMBINED                                                                    PACE INTERNATIONAL    PW ASIA       PACE INTERNATIONAL
NUMBER OF                                                                     EMERGING MARKETS     PACIFIC        EMERGING MARKETS
  SHARES                                                                     EQUITY INVESTMENTS   GROWTH FUND    EQUITY INVESTMENTS
---------                                                                    ------------------   -----------    ------------------
            THAILAND - 1.52%
            Banks - 0.15%
  298,000   Thai Farmers Bank PCL*                                                       90,610        82,478         173,088
                                                                             ------------------   -----------     -----------

            Communications - 0.99%
  51,600    Advanced Info Services Public Co. Ltd.*                                     485,383        89,061         574,444
  679,500   TelecomAsia Corp Public Co. Ltd.*                                           285,963       174,492         460,455
  21,000    Total Access Communication                                                        -        74,340          74,340
                                                                             ------------------   -----------     -----------
                                                                                        771,346       337,893       1,109,239
                                                                             ------------------   -----------     -----------

            Construction - 0.28%
  25,800    Siam Cement Co.*                                                            229,235        90,455         319,690
                                                                             ------------------   -----------     -----------

            Electricity & Gas - 0.10%
  99,000    Electricity Generating Public Co. Ltd.                                            -       110,213         110,213
                                                                             ------------------   -----------     -----------

            TOTAL THAILAND COMMON STOCK                                               1,091,191       621,039       1,712,230
                                                                             ------------------   -----------     -----------

            TURKEY - 3.23%
            Banks - 1.75%
28,794,800  Akbank TAS                                                                  203,945             -         203,945
25,142,500  Turkiye Is Bankasi (Isbank)                                                 514,445             -         514,445
38,264,950  Turkyie Garanti Bankasi                                                     433,631             -         433,631
77,261,021  Yapi Ce Kredi Bankasi AS                                                    814,746             -         814,746
                                                                             ------------------   -----------     -----------
                                                                                      1,966,767             -       1,966,767
                                                                             ------------------   -----------     -----------

            Breweries, Pubs and Restaurants - 0.17%
 3,538,000  Anadolu Efes Biracilik ve Malt Sanayii A.S.*                                191,759             -         191,759
                                                                             ------------------   -----------     -----------

            Construction/Building Materials - 0.04%
 3,538,000  Akcansa Cimento S.A.                                                         48,447             -          48,447
                                                                             ------------------   -----------     -----------

            Diversified Industrials - 0.21%
 3,926,160  KOC Holding                                                                 234,822             -         234,822
                                                                             ------------------   -----------     -----------

            Electrical Equipment - 0.21%
 1,111,600  Vestel Electronic Sanayi ve Ticaret*                                        236,194             -         236,194
                                                                             ------------------   -----------     -----------

            Financial Institutions/Services - 0.16%
16,713,591  Haci Omer Sabanci                                                           176,251             -         176,251
                                                                             ------------------   -----------     -----------

            Household Goods & Textiles - 0.14%
 4,305,500  Arcelik A.S                                                                 160,944             -         160,944
                                                                             ------------------   -----------     -----------

            Media - 0.16%
 7,757,225  Dogan Yayin Holding SA                                                      107,443             -         107,443
 6,430,522  Hurriyet Gazete                                                              67,812             -          67,812
                                                                             ------------------   -----------     -----------
                                                                                        175,255             -         175,255
                                                                             ------------------   -----------     -----------

            Retail Trade - 0.28%
1,906,506   Migros Turk T.A.S.                                                          315,075             -         315,075
                                                                             ------------------   -----------     -----------

            Steel & Other Materials - 0.12%
 3,681,000  Eregli Demir Celik                                                          131,806             -         131,806
                                                                             ------------------   -----------     -----------

            TOTAL TURKEY COMMON STOCK                                                 3,637,320             -       3,637,320
                                                                             ------------------   -----------     -----------

            UNITED STATES - 0.25%
            Electrical Appliances - 0.25%
    44      Acer Inc                                                                          -       276,563         276,563
                                                                             ------------------   -----------     -----------

            ZIMBABWE - 0.38%
            Telecommunications - 0.38%
 1,092,000  Econet Wireless Holding*                                                    427,676             -         427,676
                                                                             ------------------   -----------     -----------

            TOTAL COMMON STOCKS (COST - $97,400,275)                                 73,552,856    30,460,441     104,013,297
                                                                             ------------------   -----------     -----------

            Preferred Stocks - 4.93%

            BRAZIL - 4.93%
            Banks - 1.76%
96,155,131  Banco Bradesco S.A.                                                         836,956             -         836,956
 2,940,000  Banco Itau S.A.                                                             274,107             -         274,107


                                                                                                               PRO FORMA COMBINED
 COMBINED                                                                    PACE INTERNATIONAL    PW ASIA     PACE INTERNATIONAL
NUMBER OF                                                                     EMERGING MARKETS     PACIFIC      EMERGING MARKETS
  SHARES                                                                     EQUITY INVESTMENTS   GROWTH FUND  EQUITY INVESTMENTS
---------                                                                    ------------------   -----------  ------------------
  31,300    Companhia Vale Do Rio Doce "A"                                              867,583             -         867,583
                                                                             ------------------   -----------     -----------
                                                                                      1,978,646             -       1,978,646
                                                                             ------------------   -----------     -----------

            Breweries, Pubs, & Restaurants - 0.36%
  382,000   Companhia Cervejaria Brahma                                                 402,445             -         402,445
                                                                             ------------------   -----------     -----------

            Building Materials & Merchants - 0.20%
 1,380,000  Companhia Cimento Portland Itau                                             221,578             -         221,578
                                                                             ------------------   -----------     -----------

            Electricity - 0.61%
  49,600    Companhia Paranaense de Energia Copel ADR                                   461,900             -         461,900
 3,309,030  Eletropaulo Electricidade Sao Paulo                                         224,641             -         224,641
                                                                             ------------------   -----------     -----------
                                                                                        686,541             -         686,541
                                                                             ------------------   -----------     -----------

            Oil Exploration & Production - 0.98%
  36,190    Petrol Brasileiro Petrobras                                                 954,600             -         954,600
   5,600    Petrol Brasileiros                                                          146,389             -         146,389
                                                                             ------------------   -----------     -----------
                                                                                      1,100,989             -       1,100,989
                                                                             ------------------   -----------     -----------

            Telecommunications - 1.03%
43,550,000  Tele Centro Sul Pa                                                          626,384             -         626,384
35,672,527  Telesp Cellular Participacoes                                               532,576             -         532,576
                                                                             ------------------   -----------     -----------
                                                                                      1,158,960             -       1,158,960
                                                                             ------------------   -----------     -----------

            TOTAL PREFERRED STOCK (COST - $3,904,532)                                 5,549,159             -       5,549,159
                                                                             ------------------   -----------     -----------

 COMBINED
NUMBER OF
WARRANTS/
 RIGHTS
---------
            WARRANTS - 0.19%

            MEXICO - 0.00%
            Construction/Building Materials - 0.00%
  12,000    Cemex Appreciation*                                                           3,363             -           3,363
                                                                             ------------------   -----------     -----------

            SWITZERLAND - 0.19%
            Banks - 0.19%
   3,000    UBS AG                                                                      214,380             -         214,380
                                                                             ------------------   -----------     -----------

            TOTAL WARRANTS (COST - $255,945)                                            217,743             -         217,743
                                                                             ------------------   -----------     -----------

            RIGHTS - 0.11%

            BRAZIL - 0.00%
            Banks/Retail - 0.00%
  11,000    Companhia Vale do Rio Doce                                                        -             -               -

            SWITZERLAND - 0.11%
            Banks - 0.11%
  33,000    UBS AG                                                                      124,509             -         124,509

            THAILAND - 0.00%
            Communications - 0.00%
  133,263   TelecomAisa Corporation Public Co. Ltd.*                                          -             -               -
                                                                             ------------------   -----------     -----------

            TOTAL RIGHTS (COST $96,388)                                                 124,509             -         124,509
                                                                             ------------------   -----------     -----------


                                                                                                                PRO FORMA COMBINED
PRINCIPAL                                                                       PACE INTERNATIONAL   PW ASIA    PACE INTERNATIONAL
 AMOUNT                                                     MATURITY  INTEREST   EMERGING MARKETS    PACIFIC     EMERGING MARKETS
  (000)                                                       DATE       RATE   EQUITY INVESTMENTS  GROWTH FUND EQUITY INVESTMENTS
---------                                                   --------  --------  ------------------  ----------- ------------------
          REPURCHASE AGREEMENT - 0.50%

$    558  Repurchase Agreement dated 7/31/00 with State
          Street Bank & Trust Company, collateralized
          by $164,150 U.S. Treasury Notes, 6.625% due
          3/31/02; (value-$168,254) and $311,791 U.S.
          Treasury Bonds, 8.125% due 8/15/19;
          (value-$401,041); proceeds: $558,081
          (cost - $558,000)                                  08/01/00   5.250%         558,000             -         558,000
                                                                                   -----------   -----------    ------------

          Total Investments (cost - $102,215,140) -
          98.21%                                                                    80,002,267    30,460,441     110,462,708

          Other assets (liabilities) in excess of
          (liabilities) other assets - 1.79%                                         2,176,246      (163,172)      2,013,074
                                                                                   -----------   -----------    ------------
          Net Assets - 100.00%                                                     $82,178,513   $30,297,269    $112,475,782
                                                                                   ===========   ===========    ============


                                                                                                                PRO FORMA COMBINED
 COMBINED                                                                    PACE INTERNATIONAL    PW ASIA      PACE INTERNATIONAL
NUMBER OF                                                                     EMERGING MARKETS     PACIFIC       EMERGING MARKETS
  SHARES                                                                     EQUITY INVESTMENTS   GROWTH FUND   EQUITY INVESTMENTS
---------                                                                    ------------------   -----------   ------------------
   *   Non-income producing security
   ADR American Depositary Receipt.
   ADS American Depositary Shares.
   GDR Global Depositary Receipt.
   GDS Global Depositary Shares.
   (1) Security, or a portion thereof, was on loan at July 31, 2000.

           See accompanying notes to pro forma financial statements.

PACE International Emerging Markets Equity Investments
PaineWebber Asia Pacific Growth Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Asia Pacific Growth Fund ("Asia Pacific Growth"), PACE International Emerging Markets Equity Investments ("International Emerging Markets") would acquire the assets of Asia Pacific Growth in exchange solely for the assumption by International Emerging Markets of Asia Pacific Growth's assets and liabilities and shares of International Emerging Markets that correspond to the outstanding shares of Asia Pacific Growth. The number of shares to be received would be based on the relative net asset value of International Emerging Markets' shares on the effective date of the Plan and Asia Pacific Growth will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of International Emerging Markets and Asia Pacific Growth at July 31, 2000 and the combined results of operations of International Emerging Markets and Asia Pacific Growth (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will decrease due to the lower fee schedule of International Emerging Markets. Asia Pacific Growth currently pays Rule 12b-1 distribution or service fees; International Emerging Markets currently does not. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $159,000 associated with the merger will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG), so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments-Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their value as determined in good faith by or under the direction of the board.

                           PART C. OTHER INFORMATION
                           -------------------------


Item 15.  Indemnification
          ---------------

     Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

     Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

     Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.

     Section 6 of the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.

     Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

     Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
          --------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -

          (b) Amended and Restated Trust Instrument 2/
                                                    -

     (2)  Amended and Restated By-Laws 2/
                                       -

     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -

     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -

          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -

          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -

          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -

          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -

          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -

          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -

          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -
          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -

          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -

          (p)  Sub-Advisory Agreement with Martin Currie Inc. with
               respect to PACE International Equity Investments dated as of October 10, 2000 6/
                                -

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -

     (7)  (a)  Distribution Contract 2/
                                     -

          (b)  Dealer Agreement 2/
                                -

     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -

     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                        -

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                        -

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/
                        -

          (d)  Plan pursuant to Rule 18f-3 7/
                                           -

     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -

     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                              -

          (b) Power of Attorney for Mr. Storms 10/
                                               --

     (17) Additional Exhibits - none

1/   Incorporated by reference from Post-Effective Amendment No. 8 to
-
     registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-
     Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-
     registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-
     registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-
     registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-
     registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-
     registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/  Incorporated by reference from Registrant's N-14 registration statement,
--
     SEC File No. 333-50238, filed November 17, 2000.



Item 17. Undertakings
         ------------

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 4th day of December, 2000.

                                PAINEWEBBER PACE SELECT ADVISORS TRUST

                                By:      /s/ Dianne E. O'Donnell
                                         -----------------------
                                         Dianne E. O'Donnell
                                         Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                                      Date
---------                                            -----                                      ----
/s/ Brian M. Storms                                  President and Trustee                      December 4, 2000
--------------------
Brian M. Storms **                                   (Chief Executive Officer)

/s/ David J. Beaubien                                Trustee and Chairman                       December 4, 2000
----------------------
David J. Beaubien *                                  of the Board of Trustees

/s/ Margo N. Alexander                               Trustee                                    December 4, 2000
----------------------
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.                           Trustee                                    December 4, 2000
--------------------------
E. Garrett Bewkes, Jr. *

/s/ William W. Hewitt, Jr.                           Trustee                                    December 4, 2000
--------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow                                Trustee                                    December 4, 2000
----------------------
Morton L. Janklow *

/s/ William D. White                                 Trustee                                    December 4, 2000
---------------------
William D. White *

/s/ M. Cabell Woodward, Jr.                          Trustee                                    December 4, 2000
---------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert                                 Vice President and Treasurer (Chief        December 4, 2000
--------------------
Paul H. Schubert                                     Financial and Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed September 29, 2000.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit 16(b) to Registrant's Registration Statement on Form N-14, SEC File No. 333-50238, filed November 17, 2000.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -

          (b)  Amended and Restated Trust Instrument 2/
                                                    -

     (2)  Amended and Restated By-Laws 2/
                                       -

     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -

     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -

          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -

          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -

          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -

          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -

          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -

          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -

          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -

          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -

          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -

          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/
                    -

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -

     (7)  (a)  Distribution Contract 2/
                                     -

          (b)  Dealer Agreement 2/
                                -

     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -
     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                        -

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                        -

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/
                        -
          (d)  Plan pursuant to Rule 18f-3 7/
                                           -

     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -

     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                              -

          (b) Power of Attorney for Mr. Storms 10/
                                               --

     (17) Additional Exhibits - none

_______________

1/   Incorporated by reference from Post-Effective Amendment No. 8 to
-
     registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-
     Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-
     registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-
     registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-
     registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-
     registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-
     registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/  Incorporated by reference from Registrant's N-14 registration statement,
--
     SEC File No. 333-50238, filed November 17, 2000.